AXS SUSTAINABLE INCOME FUND

Class A

(Ticker Symbol: AXSMX)

Class I

(Ticker Symbol: AXSKX)

PROSPECTUS

October 15, 2020

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-833-AXS-ALTS (1-833-297-2587) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-833-AXS-ALTS (1-833-297-2587) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the series of Investment Managers Series Trust II managed by AXS Investments LLC you hold directly or through your financial intermediary, as applicable.

AXS Sustainable Income Fund

A series of Investment Managers Series Trust II (the “Trust”)

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	8
MANAGEMENT OF THE FUND	12
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	14
YOUR ACCOUNT WITH THE FUND	15
DIVIDENDS AND DISTRIBUTIONS	27
FEDERAL INCOME TAX CONSEQUENCES	27
FINANCIAL HIGHLIGHTS	29

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is October 15, 2020.

SUMMARY SECTION

Investment Objective

The investment objective of the AXS Sustainable Income Fund (the “Fund”) is to seek to generate current income.

Fees and Expenses of the Fund

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND – Purchase of Shares/Class A Shares Purchase Program", "YOUR ACCOUNT WITH THE FUND – Purchase of Shares/Class A Shares Purchase Program", and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses[2]	0.31%	0.31%
Total annual fund operating expenses	1.26%	1.01%
Fees waived and/or expenses reimbursed[3]	(0.02%)	(0.02%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	1.24%	0.99%

[1]	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	"Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of Class A shares and Class I shares of the Fund, respectively. This agreement is in effect until January 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	$694	$950
Class I	$101	$320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund primarily invests in a portfolio of U.S. dollar-denominated corporate debt securities. The Fund intends to invest in notes, bonds, debentures and commercial paper, which are the most common types of corporate debt securities. The Fund may also invest in U.S. dollar-denominated securities of issuers domiciled outside of the United States.

Corporate debt securities may be rated investment-grade or below investment-grade (often called “high yield securities” or “junk bonds”), and they may carry fixed or floating rates of interest. While the Fund may invest in corporate debt securities of any credit quality, under normal market conditions, the Fund will primarily invest in high yield securities. High yield securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by S&P Global Ratings, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, are determined by the Fund’s sub-advisor SKY Harbor Capital Management, LLC (“SKY Harbor” or the “Sub-Advisor”) to be of comparable credit quality. While the Fund may purchase debt securities of any maturity, under normal market conditions, the Fund will generally invest in securities that have an expected redemption through maturity, call or other corporate action within the short (three years or less) to intermediate term (five to ten years).

The Fund may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to the types of debt securities in which the Fund primarily invests to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities that are often designed to track particular market segments or indices. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

The Sub-Advisor may also invest a portion of the Fund’s assets in floating rate bank loans.

In selecting investments for the Fund’s portfolio, the Sub-Advisor utilizes an integrated “top-down, bottom-up” investment process based on the Sub-Advisor’s consideration of economic conditions; market risks; the impact of broad economic conditions, market conditions and risks on industry sectors; the assessment of market sentiment; technical indicators, such as trading depth, breadth and current holders; and deep fundamental analysis of an issuer’s financial statements and business model. Using a proprietary model of evaluating groupings or “buckets” of securities based on similar market-type behavior and characteristics, the Sub-Advisor sets target positioning for different levels of risk and further focuses on potential investments that the Sub-Advisor believes offer optimal risk and return opportunities for the Fund. The Sub-Advisor performs technical analysis to identify relative and absolute value opportunities in the markets. The Sub-Advisor seeks to identify companies with sustainable business models which includes companies with one or more of the following characteristics: generally stable and/or improving cash flows, cash generation in excess of fixed financial obligations, asset value sufficiently robust to support outstanding debt, transparent governance and management teams that exhibit a commitment to improving the issuer’s creditworthiness.

As part of the Sub-Advisor’s overall investment process, the Sub-Advisor integrates environmental, social and governance (“ESG”) factors or criteria to identify risks and opportunities that may impair or enhance an issuer’s ability to service its debt obligations. This integrated ESG investment process is applied to each issuer considered for the Fund’s portfolio and embodies a broader view of risk that extends beyond a company’s financial statements to include its reputation and governance principles, as well as its impact and relationship with the environment, its workforce, its customers and society. The Sub-Advisor believes that companies that manage ESG factors related to their businesses and market environments have better opportunities to be rewarded in the market with a lower cost of capital, lower default risk and the potential to generate excess returns. The Sub-Advisor has adopted a proprietary scoring methodology that assigns an ESG score to help summarize key ESG factors the Sub-Advisor deems material. The Sub-Advisor also utilizes third-party research in evaluating a company’s ESG profile. Typically, environmental considerations include greenhouse gas emissions, energy efficiency, natural resource use, waste management and deforestation. Social considerations include human rights and labor standards, product safety, employee welfare and benefits, union relations and gender and racial equality. Governance considerations include corporate governance, board diversity, business ethics, compensation structures, corporate social responsibility and shareholder rights. The Sub-Advisor’s ESG screening process is designed to largely exclude issuers that it believes are inconsistent with the goals and objectives expressed in the UN Global Compact or Sustainable Development Goals, particularly as it relates to climate change risk, which may change over time. The Sub-Advisor also engages in active dialogues with company management teams to further inform its investment decision-making.

The Sub-Advisor may sell all or a portion of a position of a portfolio holding of the Fund when, in its opinion, one of more of the following occurs: (i) there is a negative change in the Sub-Advisor’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; (iii) the Sub-Advisor is shifting the portfolio from one sector or risk segment to another or (iv) the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing and you could lose some or the entire principal amount invested in the Fund. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive approach to capital growth and can accept the potential for volatile price fluctuations, the Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

ESG risk. While the Sub-Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. In evaluating an investment, the Sub-Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. In addition, because the Fund’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Bank loan risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest If the Fund invests in a bank loan through a participation, the Fund will also be exposed to the credit risk of financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedged placed on existing LIBOR-based investments. Further, the Fund’s investments in certain instruments such as floating rate bonds and syndicated bank loans may be subject to risks associated with the use of LIBOR. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Further, the Fund’s investments certain instruments such as floating rate bonds and syndicated bank loans may be subject to risks associated with the use of LIBOR.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Management and strategy risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, default risk, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance

The Fund intends to commence operations and offer shares of the Fund for public sale following the reorganization of the SKY Harbor Short Duration High Yield Partners, L.P., a Delaware limited partnership which commenced operations on February 1, 2013 (the "Predecessor Fund"), into the Fund. The reorganization of the Predecessor Fund into the Fund is expected to occur on October 16, 2020. The Predecessor Fund’s performance has been adjusted to reflect the Fund’s expenses as set forth in the Fees and Expenses table, which are higher than the Predecessor Fund’s expenses. The Fund’s objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund's performance may have been adversely affected. The performance results of the Fund's shares will be reported once the Fund has been in operation for at least one complete calendar year.

For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Fund prior to the commencement of the Fund’s operations on October 16, 2020. The table also shows how the Predecessor Fund’s performance compares with the returns on an index comprised of companies similar to those held by the Predecessor Fund and to be held by the Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.axsinvestments.com or by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587).

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

For the period from January 1, 2020 through September 30, 2020, the Predecessor Account returned -1.33%.

Highest Calendar Quarter Return at NAV	5.15%	3/31/2019
Lowest Calendar Quarter Return at NAV	(3.25)%	12/31/2018

Average Annual Total Returns (for periods ended December 31, 2019)	One Year	Five Years	Since Inception (02/01/2013)
Class I - Return Before Taxes	8.40%	3.42%	2.82%
Class I - Return After Taxes on Distributions*	8.40%	3.42%	2.82%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	4.97%	2.65%	2.19%
Class A – Return Before Taxes	8.13%	3.16%	2.56%
ICE BofA 1-3 Year US Corporate & Government Index (B1A0) (reflects no deduction for fees, expenses or taxes)	4.07%	1.69%	1.43%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary form returns shown for Class I shares.

Investment Advisor

AXS Investment LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor

SKY Harbor Capital Management, LLC is the Fund’s sub-advisor (the “Sub-Advisor”).

Portfolio Managers

David Kinsley, CFA, a Principal and Head of Investing, Ryan Carrington, CFA, a Senior Portfolio Manager, and Michael Salice, CFA, Director of Research and a Portfolio Manager have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on October 16, 2020.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The investment objective of the Fund is to generate current income. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. This section provides more information about these strategies. The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI.

In seeking to achieve its investment objective, the Fund primarily invests in a portfolio of U.S. dollar denominated corporate debt securities of U.S. issuers of any credit quality and maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. The Fund may also invest in U.S. dollar denominated securities of issuers domiciled outside of the U. S. Corporate debt may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.

In selecting investments for the Fund’s portfolio, the Sub-Advisor utilizes an integrated “top-down, bottom-up” investment process based on the Sub-Advisor’s consideration of economic conditions; market risks; the impact of broad economic conditions, market conditions and risks on industry sectors; the assessment of market sentiment; technical indicators, such as trading depth, breadth and current holders; and deep fundamental analysis of an issuer’s financial statements and business model. Using a proprietary model of evaluating groupings or “buckets” of securities based on similar market-type behavior and characteristics, the Sub-Advisor sets target positioning for different levels of risk and further focuses on potential investments that the Sub-Advisor believes offer optimal risk and return opportunities for the Fund. The Sub-Advisor performs technical analysis to identify relative and absolute value opportunities in the markets. The Sub-Advisor seeks to identify companies with sustainable business models which includes companies with one or more of the following characteristics: generally stable and/or improving cash flows, cash generation in excess of fixed financial obligations, asset value sufficiently robust to support outstanding debt, transparent governance and management teams that exhibit a commitment to improving the issuer’s creditworthiness.

As part of the Sub-Advisor’s overall investment process, the Sub-Advisor integrates ESG factors or criteria to identify risks and opportunities that may impair or enhance an issuer’s ability to service its debt obligations. This integrated ESG investment process is applied to each issuer considered for the Fund’s portfolio and embodies a broader view of risk that extends beyond a company’s financial statements to include its reputation and governance principles, as well as its impact and relationship with the environment, its workforce, its customers and society. The Sub-Advisor believes that companies that manage ESG factors related to their businesses and market environments have better opportunities to be rewarded in the market with a lower cost of capital, lower default risk and the potential to generate excess returns. The Sub-Advisor has adopted a proprietary scoring methodology that assigns an ESG score to help summarize key ESG factors the Sub-Advisor deems material. The Sub-Advisor also utilizes third-party research in evaluating a company’s ESG profile. Typically, environmental considerations include greenhouse gas emissions, energy efficiency, natural resource use, waste management and deforestation. Social considerations include human rights and labor standards, product safety, employee welfare and benefits, union relations and gender and racial equality. Governance considerations include corporate governance, board diversity, business ethics, compensation structures, corporate social responsibility and shareholder rights. The Sub-Advisor’s ESG screening process is designed to largely exclude issuers that it believes are inconsistent with the goals and objectives expressed in the UN Global Compact or Sustainable Development Goals, particularly as it relates to climate change risk, which may change over time. The Sub-Advisor also engages in active dialogues with company management teams to further inform its investment decision-making.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Sub-Advisor may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor or Sub-Advisor. In response to these crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	High yield (“junk”) bond risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

•	Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

•	Interest rate risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•	ESG risk. The application of ESG investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In evaluating an investment, the Sub-Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. In addition, because the Fund’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not use these criteria.

•	Bank loan risk. The Fund’s investments in assignments of bank loans may create substantial risk. The Fund may invest in unsecured or subordinated loans. These bank loans will generally be rated below investment grade. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing bank loans are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets. Although bank loans have interest rate risk, this risk is mitigated since bank loans typically have floating rate interest which resets periodically.

•	Liquidity risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

•	LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

•	Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Further, the Fund’s investments certain instruments such as floating rate bonds and syndicated bank loans may be subject to risks associated with the use of LIBOR.

•	ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in August 2019, which maintains its principal offices at 181 Westchester Avenue, Unit 402, Port Chester, New York 10573, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is registered as an investment advisor with the SEC and provides investment advice to open-end funds. The Advisor has approximately $271.19million in assets under management as of June 30, 2020.

Subject to the general supervision of the Board, the Advisor is responsible for selecting and overseeing the performance of the Sub-Advisor with regard to the management of the Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus. Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee of 0.70% of the Fund’s average daily net assets, calculated daily and payable twice per month.

Sub-Advisor

SKY Harbor Capital Management, LLC, with its principal place of business at 20 Horseneck Lane, 1st Floor, Greenwich, CT 06830 serves as the Sub-Advisor to the Fund, pursuant to a sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”). The Sub-Advisor was founded in 2011 and is registered as an investment advisor with the SEC. The Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio, the selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. SKY Harbor manages approximately $4.91 billion in assets for corporations, foundations, insurance companies, pension plans, endowments, and collective investment vehicles as of June 30, 2020.

The Advisor, not the Fund, compensates the Sub-Advisor with a management fee based on the average daily net assets of the Fund, out of the investment advisory fees it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s Semi-annual Report to shareholders dated as of March 31, 2021.

Manager of Managers Structure

AXS and the Trust have applied for an exemptive order from the SEC for the Fund pursuant to which AXS would operate the Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. Until the Order is granted, any sub-advisor hired by the Fund must be approved by shareholders. There can be no guarantee that the SEC will grant the Order.

If the Order is granted, AXS, with the approval of the Board, would have the discretion to terminate any sub-advisor, and allocate and reallocate a Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS would consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Fund. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of the Fund will have approved the operation of the Fund under any “manager of managers” structure.

Use of the “manager of managers” structure would not diminish AXS’s responsibilities to the Fund under its AXS Investment Advisory Agreement. AXS would have overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS would, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS would: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

Portfolio Managers

David W. Kinsley, CFA, has 18 years of investment experience. Mr. Kinsley is a Principal and Head of Investing and a member of the Investment Committee of the Sub-Advisor since 2011. He is responsible for investment processes and strategic initiatives. He is a senior Short Duration High Yield portfolio manager with a focus on uniquely constrained mandates and funds including lead portfolio manager for the Short Maturity Sustainable High Yield Strategy. He was previously Co-Head of US Investing at AXA Investment Managers and lead portfolio manager for Custom Credit Strategies. His prior experience includes: co-founder and CFO of BookCentral International and analyst in the Consumer Retail group at Lehman Brothers. Mr. Kinsley holds a BA from Williams College and is a CFA® charterholder.

Ryan Carrington, CFA, has 19 years of investment experience. Mr. Carrington is a Senior Portfolio Manager and a member of the Investment Committee of the Sub-Advisor since 2011. He is a member of the Broad High Yield Market Strategy Portfolio Management Working Group. He is also responsible for sector coverage, fundamental analysis and credit valuation for the media and utility sectors. He was previously a senior investment analyst within the high yield research group at GE Asset Management covering the utility, media/cable and pipeline sectors. His prior experience includes Debt Capital Markets at Deutsche Bank, GE Capital Aviation Services and Barclays Capital. Mr. Carrington holds a BA from Brigham Young University and is a CFA® charterholder.

Michael Salice, CFA, has 17 years of investment experience. Mr. Salice is Director of Research and a portfolio manager and a member of the Investment Committee of the Sub-Advisor since 2011. Mr. Salice oversees standards across the research team and maximizes the overall value of fundamental research through synthesizing trends and coordinating thematic research projects. He is also responsible for fundamental analysis and credit valuation for the basic industry and capital goods sectors and is a member of the Broad High Yield Market Strategy Portfolio Management Working Group. He was previously in the high yield research group at GE Asset Management with coverage of the chemicals, healthcare and paper & forest products sectors. His prior experience includes Investment Management Consulting Group at Greenwich Associates and Baseline – Thomson Financial. He holds an MBA from New York University Stern School of Business and a BA from Dartmouth College and is a CFA® charterholder.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Class A shares and Class I shares of the Fund, respectively. This agreement is in effect until January 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION PLAN

Distribution (Rule 12b-1) Fees for Class A Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor or Sub-Advisor as the case may be, does not represent the security’s fair value), or when, in the judgment of the Advisor or Sub-Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor (or Sub-Advisor) and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Purchase of Shares

This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution fees under the 12b-1 Plan.
•	Class I shares are not subject to any sales loads or distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest; and
•	total costs and expenses associated with a particular share class.

Class A and Class I shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares which may include additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor or Sub-Advisor and their respective affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares - Sales Charge Schedule

Class A shares are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amounts you invest as shown in the following chart. This means that part of the funds you contribute to the Fund to purchase Fund shares will be used to pay the sales charge.

Your Investment	Front-End Sales Charge As a % Of Offering Price[1]	Front-End Sales Charge As a % Of Net Investment[2]	Dealer Reallowance As a % Of Offering Price
Under $24,999	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

[1]	The offering price includes the sales charge.
[2]	Represents the amount of sales charge retained by the selling broker-dealer

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

Quantity Discounts. When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $25,000 would pay an initial charge of 5.00%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Fund’s website www.axsinvestments.com or you can consult with your financial representative.

Net Asset Value Purchases. Class A shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;
•	making additional investments for your 401(k) or other retirement or direct accounts;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);
•	a current Trustee of the Trust; or
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least the minimum set forth in the Minimum Investment table above. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees. Please see “Appendix A - Waivers and Discounts Available From Intermediaries” for additional information.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor or Sub-Advisor and their respective affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100 for Class A shares and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail	The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:
UMB Bank, n.a.
ABA Number 101000695
For credit to “AXS Funds”
A/C #987 2325 184

For further credit to:
Investor Account Number
Name or Account Registration
Social Security Number or Taxpayer Identification Number
Name of Fund to be purchased
Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.
Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•  You wish to redeem more than $50,000 worth of shares;

•  When redemption proceeds are sent to any person, address or bank account not on record;

•  If a change of address was received by the Transfer Agent within the last 15 days;

•  If ownership is changed on your account; or

•  When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-833-AXS-ALTS (1-833-297-2587). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•  The Fund account number;

•  The name in which his or her account is registered;

•  The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•  The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in-kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Fund’s investment advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, no financial information is available.

APPENDIX A –WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the relevant Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

UBS Financial Services, Inc. (“UBS-FS”)

Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•   Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•   Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•   Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•   Shares purchased through a Morgan Stanley self-directed brokerage account

•   Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•   Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•   Shares purchased in an investment advisory program.

•   Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•   Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•   Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•   A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A shares available at Raymond James

•   Death or disability of the shareholder.

•   Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•   Return of excess contributions from an IRA Account.

•   Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•   Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•   Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•   Breakpoints as described in this prospectus.

•   Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation, only if the shareholder notifies his or her financial advisor about such assets.

•   Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-Shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from an AXS Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C Shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Sub-Advisor

SKY Harbor Capital Management, LLC

20 Horseneck Lane, 1st Floor

Greenwich, Connecticut 06830

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Counsel to the Trust and Independent Trustees

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Independent Registered Public Accounting Firm

 RSM US LLP

555 17th Street, Suite 1200

Denver, Colorado 80202

AXS Sustainable Income Fund

A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports will be available, free of charge, on the Fund’s website at www.axsinvestments.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-833-AXS-ALTS (1-833-297-2587) or by writing to:

AXS Funds

P.O. Box 2175

Milwaukee, Wisconsin 53201

Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894.)

Statement of Additional Information

October 15, 2020

AXS Sustainable Income Fund

(Class A Ticker Symbol: AXSMX)

(Class I Ticker Symbol: AXSKX)

a series of Investment Managers Series Trust II

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated October 15, 2020, as may be amended from time to time, of the AXS Sustainable Income Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). AXS Investments LLC (the “Advisor”) is the investment advisor to the Fund. SKY Harbor Capital Management, LLC (“SKY Harbor” or the “Sub-Advisor”) is the sub-advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

AXS Sustainable Income Fund

P.O. Box 2175

Milwaukee, Wisconsin 53201

1-833-AXS-ALTS (1-833-297-2587)

The Trust and The Fund	2
Investment Strategies, Policies and Risks	2
Management of the Fund	21
Portfolio Transactions and Brokerage	33
Portfolio Turnover	35
Proxy Voting Policy	35
Anti-Money Laundering Program	35
Portfolio Holdings Information	36
Determination of Net Asset Value	37
Purchase and Redemption of Fund Shares	38
Federal Income Tax Matters	39
Dividends and Distributions	45
General Information	46
Financial Statements	47
Appendix A - Description of Securities Ratings	101
Appendix B - Proxy Voting Policies and Procedures	105

The Trust and The Fund

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

On October 16, 2020, the Fund will acquire all the assets and liabilities of SKY Harbor Short Duration High Yield Partners, L.P., a Delaware limited partnership (the “Predecessor Fund”). The Fund will adopt the prior performance and financial history of the Predecessor Fund.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Fund currently offers two classes of shares: Class A and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Principal Investment Strategies, Policies and Risks

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China's economic slowdown: and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the London Interbank Offered Rate (“LIBOR”) or a replacement such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc., unrated but determined by the Advisor or Sub-Advisor as the case may be to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to the issuer’s diminished creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund will primarily invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Sub-Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating investment -grade categories.

Bank Loans And Loan Participations

The Fund may invest in bank loans and loan participations. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Further, interests in bank loans and loan participations are not considered to be securities and, therefore, are not protected under the federal securities laws, including the 1940 Act. As part of transacting in bank loans the Fund may come into possession of material nonpublic information about a borrower as a result of its investment. Because of prohibitions on trading while in possession of such information, the Fund may be unable to invest or transact in the publicly traded securities of that borrower when it would otherwise be advantageous to do so.

The Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

The Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities. The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU which withdrawal is commonly referred to as “Brexit.” The future relationship between the UK and the EU remains unresolved and subject to negotiation during an 11-month transition period. It is unclear what the potential outcome and/or ramifications of these negotiations may be and the consequences for European and UK businesses could be severe. The Fund faces risks associated with the uncertainty and consequences that following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

LIBOR Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Other Investment Strategies, Policies and Risks

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, commercial mortgage-backed securities, and derivative mortgage securities (collectively, “mortgage-backed securities”) and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations (“CLOs”). Due to the structure of CLOs, they are subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Structured Investments

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. As part of such acquisitions, the Fund will confirm, on a daily basis, that the Fund has sufficient liquid assets with an aggregate value at least equal to such commitments. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor or Sub-Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor or Sub-Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs;

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	6	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007-2008).	6	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	6	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios): 361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	6	Cliffwater Corporate Lending Fund, a registered investment company; Corbin Multi Strategy Fund, LLC, a closed-end investment company; Agility Multi-Asset Income Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present): Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present): Managing Director, Cipperman Compliance Services (2010 – September 2014): Chief Compliance Officer, Hanlon Investment Management (2009 - 2010): Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 14 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS Alternative Growth Fund, AXS Managed Futures Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, and AXS Multi-Strategy Alternatives Fund, which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $12,500, $4,000 for each special in-person meeting attended and $1,000 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees ($)[1,2,3]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$2,250	None	None	$18,000
Kathleen K. Shkuda, Independent Trustee and Valuation Committee Chair	$2,250	None	None	$18,000
Larry D. Tashjian, Independent Trustee, and Chairman	$2,250	None	None	$18,000
John Zader, Independent Trustee and Nominating, Governance and Regulatory Review Committee Chair	$2,250	None	None	$18,000

1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS Alternative Growth Fund, AXS Managed Futures Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, AXS Multi-Strategy Alternatives Fund, AXS Thomson Reuters Private Equity Return Tracker Fund and AXS Thomson Reuters Venture Capital Return Tracker Fund, which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
3	Messrs. Tashjian and Zader each elected to defer payment of his compensation from the Fund Complex under the Trust's non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund.

Mr. Banhazl and Gallagher are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl and Mr. Gallagher, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee meets as needed.

•	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Ms. Shkuda, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, Sub-Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of the date of this SAI, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	$10,001 - $50,000
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	$10,001 - $50,000
Eric M. Banhazl, Interested Trustee	None	Over $100,000
Terrance P. Gallagher, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Fund is under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares in the Fund on such date. However, once the Fund commences investment operations and its shares are sold to the public, this control will be diluted.

As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor or “AXS”), located at 181 Westchester Avenue, Unit 402, Port Chester, New York 10573, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisor to manage the Fund’’ assets, performs diligence on and monitors the Sub-Advisor, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisor. The Advisor also continuously monitors the Sub-Advisor’s compliance with the Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid twice per month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Sub-Advisor

The Advisor has entered into a sub-advisory agreement with SKY Harbor with respect to the Fund (the “Sub-Advisory Agreement”). SKY Harbor is a Delaware limited liability company established in 2011 with its principal place of business at 20 Horseneck Lane, Greenwich, Connecticut 06830. SKY Harbor is an SEC-registered investment advisor and a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor, the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the relevant Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Class A shares and Class I shares of the Fund, respectively. This agreement is effective until January 31, 2022, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Portfolio Managers

Set forth below is the following information with respect to each portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

Other Accounts Managed by the Portfolio Managers. As of October 5, 2020, information on other accounts managed by the Fund's portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Kinsley, CFA	0	$0	2	$62.0	1	$53.2
Ryan Carrington, CFA	0	$0	0	$0	1	$67.1
Michael Salice, CFA	0	$0	0	$0	1	$67.1

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Kinsley, CFA	0	$0	0	$0	1	$53.2
Ryan Carrington, CFA	0	$0	0	$0	0	$0
Michael Salice, CFA	0	$0	0	$0	0	$0

Compensation. The portfolio managers’ compensation consists of a base salary and bonuses. Employees are eligible to participate in the firm’s 401(k) plan with discretionary employer match. Employee salary and bonus awards are determined by SKY Harbor’s Compensation Committee based on objective and subjective factors taking into consideration the profitability of the firm, individual contribution to the success of SKY Harbor and relative total compensation for comparable positions in the industry.

Ownership of the Fund by the Portfolio Manager. The following chart sets forth the dollar range of Fund shares owned by the portfolio manager in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000))
David Kinsley, CFA	A
Ryan Carrington, CFA	A
Michael Salice, CFA	A

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by a portfolio manager, the Advisor and/or Sub-advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s and/or Sub-advisor’s trade allocation policy

Manager of Managers Structure

AXS and the Trust have applied for an exemptive order from the SEC for the Fund pursuant to which AXS would operate the Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and MFAC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets. Because the Fund is a newly formed fund and has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

RSM US LLP (“RSM”), located at 555 17th Street., Suite 1200, Denver, Colorado 80202, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated May 31, 2017 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by the Class A shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Dealer Reallowances

The Fund’s Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement or Sub-Advisory Agreement, the Advisor or Sub-Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor or Sub-Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor or Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor or Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement or Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor or Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor or Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s or Sub-Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. Any securities of any “regular brokers or dealers” held by the Fund during a fiscal year will be disclosed by the Fund after the end of such fiscal year.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Sub-Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Proxy Voting Policies and Procedures (“Sub-Advisor’s Policies”) and a record of each proxy voted by the Sub-Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Sub-Advisor’s Policies. These policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and the Sub-Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Sub-Advisor’s interests and the Fund’s interests, the Sub-Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-833-AXS-ALTS (1-833-297-2587) and on the SEC’s web site at www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Sub-Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to, UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Fund’s independent registered public accounting firm, RSM (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund, the Advisor, and the Sub-Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisor or any affiliated person of the Advisor or Sub-Advisor in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (www.axsinvestments.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings as of the most recent calendar quarter on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Sub-Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund, the Advisor, or the Sub-Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Sub-Advisor, MFAC and UMB (the Co-Administrators) and UMB Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e. with no time lag); (ii) RSM (independent registered public accounting firm), Morgan Lewis (attorneys), to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (iii) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (iv) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (v) ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program, to which the Trust provides portfolio holdings information on a monthly basis with a one- to ten-day time lag; (vi) Morningstar, Inc., Lipper Inc., Thomson Financial, Refinitiv Financial Solutions,Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

Determination of Net Asset Value

The net asset values per share (the “NAVs”) of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

Purchase and Redemption of Fund Shares

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot readily be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund intends to elect to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under the Tax Act. If the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

General Information

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers two classes of shares: Class A and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor, and the Sub-Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

Financial Statements

The Fund expects to commence operations following the reorganization of the SKY Harbor Short Duration High Yield Partners, L.P., an Delaware limited partnership, which is expected to occur on October 16, 2020. Therefore, the Fund has no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

The financial statements of the SKY Harbor Short Duration High Yield Partners, L.P. (the “Predecessor Fund”) for the last two fiscal years are included in this SAI. The Fund’s objectives, policies, guidelines and restrictions are materially equivalents to those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies, such as the Fund.

SKY HARBOR SHORT DURATION HIGH

YIELD PARTNERS, LP

Financial Statements for the year ended

December 31, 2018 and Independent Auditors’ Report

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Investment Limited Partnership)

DECEMBER 31, 2018

KPMG LLP

New Jersey Headquarters

51 John F. Kennedy Parkway

Short Hills, NJ 07078-2702

Independent Auditors’ Report

To SKY Harbor Short Duration High Yield Partners, LP:

We have audited the accompanying financial statements of SKY Harbor Short Duration High Yield Partners, LP, which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2018, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SKY Harbor Short Duration High Yield Partners, LP as of December 31, 2018, and the results of its operations and changes in its partners’ capital for the year then ended in accordance with U.S. generally accepted accounting principles.

Short Hills, New Jersey

March 27, 2019, except for the Schedule of Investments

as to which the date is October 5, 2020.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES, AND PARTNERS’ CAPITAL

DECEMBER 31, 2018

Assets
Investments in securities, at fair value (cost $81,988,690)	$78,105,610
Accrued interest receivable	1,303,045
Due from broker	2,326,545
Securities Sold Receivable	190,625
Total assets	$81,925,825

Liabilities
Due to broker	745,697
Management fee payable	26,964
Total liabilities	772,661

Partners’ Capital
General Partner	1,185
Limited Partner	81,151,979
Total partners’ capital	81,153,164

Total liabilities and partners’ capital	$81,925,825

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Investments in securities, at fair value	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments*

Corporate Bonds
Bermuda
Industrial
Fly Leasing Ltd., 6.38%, 10/15/2021	$200,000	$199,500	0.24%
Total Bermuda		199,500	0.24

Canada
Basic Materials
Cascades, Inc., 5.75%, 07/15/2023	245,000	236,425	0.29
Cascades, Inc., 5.50%, 07/15/2022	275,000	268,125	0.33
First Quantum Minerals Ltd., 7.00%, 02/15/2021	625,000	600,000	0.74
Hudbay Minerals, Inc., 7.25%, 01/15/2023	200,000	197,500	0.25
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022	405,000	400,059	0.49
NOVA Chemicals Corp., 5.25%, 08/01/2023	240,000	226,800	0.28
Total Basic Materials		1,928,909	2.38
Consumer, Cyclical
1011778 B.C. ULC/New Red Finance, Inc., 4.63%, 01/15/2022	270,000	261,225	0.32
Air Canada, 7.75%, 04/15/2021	230,000	243,168	0.30
Total Consumer, Cyclical		504,393	0.62
Consumer, Non-cyclical
Bausch Health Cos., Inc., 5.63%, 12/01/2021	412,000	289,590	0.36
Bausch Health Cos., Inc., 5.88%, 05/15/2023	520,000	481,000	0.59
Bausch Health Cos., Inc., 6.50%, 03/15/2022	515,000	517,575	0.64
Total Consumer, Non-cyclical		1,288,165	1.59
Energy
Precision Drilling Corp., 6.50%, 12/15/2021	186,005	172,984	0.21
Industrial
ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023	450,000	453,375	0.56
Bombardier, Inc., 6.00%, 10/15/2022	270,000	253,125	0.31
Bombardier, Inc., 6.13%, 01/15/2023	175,000	164,062	0.20
Bombardier, Inc., 8.75%, 12/01/2021	395,000	406,850	0.50

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
Canada (continued)
Bombardier, Inc., 7.75%, 03/15/2020	$160,000	$162,400	0.20%
GFL Environmental, Inc., 5.63%, 05/01/2022	410,000	378,225	0.47
Total Industrial		1,818,037	2.24
Total Canada		5,712,488	7.04

Cayman Islands
Communications
Sable International Finance Ltd., 6.88%, 08/01/2022	150,000	153,075	0.19

Energy
Transocean, Inc., 9.00%, 07/15/2023	300,000	298,500	0.37
Total Cayman Islands		451,575	0.56

Denmark
Communications
DKT Finance ApS, 9.38%, 06/17/2023	215,000	219,838	0.27
Total Denmark		219,838	0.27

Germany
Consumer, Cyclical
IHO Verwaltungs GmbH, 4.13%, 09/15/2021	400,000	380,000	0.47
Total Germany		380,000	0.47

Ireland
Industrial
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/2024	410,000	408,975	0.50
Total Ireland		408,975	0.50

Luxembourg
Communications
Altice Financing S.A., 6.63%, 02/15/2023	295,000	283,200	0.35
Altice Luxembourg S.A., 7.75%, 05/15/2022	730,000	664,300	0.82

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
Luxembourg (continued)
Intelsat Jackson Holdings S.A., 8.00%, 02/15/2024	$235,000	$242,050	0.30%
Intelsat Jackson Holdings S.A., 9.50%, 09/30/2022	210,000	239,400	0.29
Total Communications		1,428,950	1.76
Consumer, Non-cyclical
Nielsen Co. Luxembourg (The) S.a.r.l., 5.50%, 10/01/2021	265,000	262,350	0.32
Industrial
ARD Finance S.A., 7.13%, 09/15/2023	425,000	381,438	0.47
Total Luxembourg		2,072,738	2.55
Netherlands
Basic Materials
OCI N.V., 6.63%, 04/15/2023	485,000	476,513	0.59
Communications
Clear Channel International B.V., 8.75%, 12/15/2020	475,000	478,562	0.59
Consumer, Non-cyclical
Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 07/21/2021	445,000	409,049	0.50
Total Netherlands		1,364,124	1.68

Sweden
Basic Materials
Perstorp Holding AB, 8.50%, 06/30/2021	460,000	473,340	0.59
Perstorp Holding AB, 11.00%, 09/30/2021	155,000	164,427	0.20
Total Sweden		637,767	0.79

United Kingdom
Communications
Inmarsat Finance PLC, 4.88%, 05/15/2022	515,000	485,594	0.60
Consumer, Cyclical
International Game Technology PLC, 6.25%, 02/15/2022	520,000	521,300	0.64
Total United Kingdom		1,006,894	1.24

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States
Basic Materials
AK Steel Corp., 7.50%, 07/15/2023	$160,000	$158,800	0.20%
AK Steel Corp., 7.63%, 10/01/2021	165,000	148,913	0.18
Allegheny Technologies, Inc., 7.88%, 08/15/2023	230,000	234,600	0.29
Allegheny Technologies, Inc., 5.95%, 01/15/2021	240,000	235,200	0.29
Aruba Investments, Inc., 8.75%, 02/15/2023	485,000	480,150	0.59
Century Aluminum Co., 7.50%, 06/01/2021	200,000	197,000	0.24
Chemours (The) Co., 6.63%, 05/15/2023	405,000	409,050	0.51
Clearwater Paper Corp., 4.50%, 02/01/2023	335,000	301,500	0.37
Hecla Mining Co., 6.88%, 05/01/2021	500,000	490,000	0.60
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/2022	460,000	463,450	0.57
Mercer International, Inc., 6.50%, 02/01/2024	160,000	156,400	0.19
Mercer International, Inc., 7.75%, 12/01/2022	137,000	141,110	0.17
Platform Specialty Products Corp., 6.50%, 02/01/2022	240,000	240,000	0.30
PQ Corp., 6.75%, 11/15/2022	240,000	247,200	0.31
Total Basic Materials		3,903,373	4.81
Communications
Cable One, Inc., 5.75%, 06/15/2022	320,000	321,600	0.40
Cablevision Systems Corp., 5.88%, 09/15/2022	165,000	162,113	0.20
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/2022	200,000	198,250	0.24
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/2023	660,000	643,500	0.79
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2023	245,000	238,263	0.29
CenturyLink, Inc., 6.45%, 06/15/2021	680,000	678,300	0.84
CenturyLink, Inc., 5.63%, 04/01/2020	420,000	417,900	0.52
CenturyLink, Inc., 5.80%, 03/15/2022	250,000	240,625	0.30
Clear Channel Worldwide Holdings, Inc., 7.63%, 03/15/2020	550,000	536,250	0.66
Consolidated Communications, Inc., 6.50%, 10/01/2022	520,000	457,600	0.56
CSC Holdings LLC, 6.75%, 11/15/2021	475,000	486,875	0.60
CSC Holdings LLC, 10.90%, 10/15/2025	375,000	421,406	0.52
CSC Holdings LLC, 5.38%, 07/15/2023	350,000	341,320	0.42

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
CSC Holdings LLC, 5.13%, 12/15/2021	$390,000	$382,200	0.47%
DISH DBS Corp., 6.75%, 06/01/2021	475,000	470,107	0.58
DISH DBS Corp., 5.13%, 05/01/2020	495,000	488,812	0.60
DISH DBS Corp., 5.00%, 03/15/2023	315,000	262,238	0.32
Frontier Communications Corp., 8.50%, 04/15/2020	220,000	194,700	0.24
Frontier Communications Corp., 7.13%, 03/15/2019	425,000	413,313	0.51
Level 3 Financing, Inc., 5.13%, 05/01/2023	250,000	241,250	0.30
Level 3 Financing, Inc., 5.38%, 08/15/2022	500,000	490,240	0.60
Mediacom Broadband LLC/Mediacom Broadband Corp., 5.50%, 04/15/2021	485,000	483,181	0.60
Nexstar Broadcasting, Inc., 5.88%, 11/15/2022	410,000	408,975	0.50
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 02/15/2022	245,000	243,775	0.30
Salem Media Group, Inc., 6.75%, 06/01/2024	265,000	235,188	0.29
Sirius XM Radio, Inc., 3.88%, 08/01/2022	425,000	403,750	0.50
Sprint Communications, Inc., 7.00%, 08/15/2020	230,000	235,474	0.29
Sprint Communications, Inc., 6.00%, 11/15/2022	380,000	372,905	0.46
Sprint Corp., 7.25%, 09/15/2021	805,000	823,917	1.02
Sprint Corp., 7.88%, 09/15/2023	445,000	456,681	0.56
TEGNA, Inc., 6.38%, 10/15/2023	405,000	406,013	0.50
Townsquare Media, Inc., 6.50%, 04/01/2023	355,000	326,600	0.40
Univision Communications, Inc., 5.13%, 05/15/2023	230,000	206,425	0.26
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 04/01/2023	410,000	388,520	0.48
Total Communications		13,078,266	16.12
Consumer, Cyclical
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	207,000	204,930	0.25
BCD Acquisition, Inc., 9.63%, 09/15/2023	230,000	236,325	0.29
Century Communities, Inc., 6.88%, 05/15/2022	250,000	241,875	0.30
Cinemark USA, Inc., 4.88%, 06/01/2023	380,000	364,800	0.45
Diamond Resorts International, Inc., 7.75%, 09/01/2023	160,000	153,600	0.19
Group 1 Automotive, Inc., 5.25%, 12/15/2023	535,000	496,212	0.61
KB Home, 7.50%, 09/15/2022	390,000	400,725	0.49

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Lennar Corp., 4.75%, 11/15/2022	$250,000	$242,500	0.30%
M/I Homes, Inc., 6.75%, 01/15/2021	240,000	238,800	0.29
Marriott Ownership Resorts, Inc., 5.63%, 04/15/2023	245,000	242,550	0.30
Mattel, Inc., 2.35%, 08/15/2021	190,000	168,150	0.21
Meritor, Inc., 6.25%, 02/15/2024	830,000	792,650	0.98
Party City Holdings, Inc., 6.13%, 08/15/2023	470,000	461,775	0.57
Performance Food Group, Inc., 5.50%, 06/01/2024	250,000	241,875	0.30
Scientific Games International, Inc., 10.00%, 12/01/2022	500,000	507,500	0.63
Taylor Morrison Communities, Inc., 6.63%, 05/15/2022	410,000	410,512	0.51
Tempur Sealy International, Inc., 5.63%, 10/15/2023	255,000	246,075	0.30
Titan International, Inc., 6.50%, 11/30/2023	355,000	317,725	0.39
William Lyon Homes, Inc., 7.00%, 08/15/2022	245,000	242,550	0.30
Williams Scotsman International, Inc., 7.88%, 12/15/2022	235,000	229,713	0.28
WMG Acquisition Corp., 5.00%, 08/01/2023	120,000	116,700	0.14
Wyndham Destinations, Inc., 4.25%, 03/01/2022	550,000	525,250	0.65
Total Consumer, Cyclical		7,082,792	8.73
Consumer, Non-cyclical
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	205,000	197,825	0.24
Ahern Rentals, Inc., 7.38%, 05/15/2023	760,000	608,000	0.75
APX Group, Inc., 7.88%, 12/01/2022	240,000	226,800	0.28
B&G Foods, Inc., 4.63%, 06/01/2021	245,000	238,875	0.30
CHS/Community Health Systems, Inc., 5.13%, 08/01/2021	345,000	319,988	0.40
Eagle Holding Co. II LLC, 7.63%, 05/15/2022	250,000	238,750	0.29
HCA Healthcare, Inc., 6.25%, 02/15/2021	395,000	403,887	0.50
HCA, Inc., 7.50%, 02/15/2022	575,000	610,937	0.75
Herc Rentals, Inc., 7.50%, 06/01/2022	230,000	238,625	0.29
Hertz (The) Corp., 5.88%, 10/15/2020	250,000	242,500	0.30
Hertz (The) Corp., 7.38%, 01/15/2021	325,000	316,063	0.39
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/2023	245,000	234,465	0.29

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 02/15/2021	$660,000	$668,250	0.82%
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/2021	305,000	326,350	0.40
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024	345,000	321,713	0.40
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022	425,000	405,875	0.50
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 6.63%, 05/15/2022	255,000	229,500	0.28
Prestige Brands, Inc., 6.38%, 03/01/2024	245,000	236,425	0.29
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023	705,000	727,031	0.90
Quad/Graphics, Inc., 7.00%, 05/01/2022	300,000	285,000	0.35
Select Medical Corp., 6.38%, 06/01/2021	320,000	319,200	0.39
Spectrum Brands Holdings, Inc., 7.75%, 01/15/2022	300,000	303,750	0.38
Tenet Healthcare Corp., 6.00%, 10/01/2020	240,000	243,000	0.30
Tenet Healthcare Corp., 7.50%, 01/01/2022	460,000	466,900	0.58
Vizient, Inc., 10.40%, 03/01/2024	370,000	392,200	0.48
Total Consumer, Non-cyclical		8,801,909	10.85
Energy
Antero Resources Corp., 5.38%, 11/01/2021	375,000	361,875	0.45
Antero Resources Corp., 5.63%, 06/01/2023	245,000	232,750	0.29
Archrock Partners L.P./Archrock Partners Finance Corp., 6.00%, 04/01/2021	625,000	600,000	0.74
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022	220,000	225,016	0.28
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/2022	615,000	593,475	0.73
Callon Petroleum Co., 6.13%, 10/01/2024	300,000	279,000	0.34
Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	365,000	337,625	0.42
Chesapeake Energy Corp., 6.88%, 11/15/2020	160,000	155,200	0.19
Chesapeake Energy Corp., 5.69%, 04/15/2019	495,000	492,525	0.61
CNX Resources Corp., 5.88%, 04/15/2022	290,000	278,400	0.34
Crestwood Midstream Partners L.P./Crestwood
Midstream Finance Corp., 6.25%, 04/01/2023	690,000	664,125	0.82
Denbury Resources, Inc., 9.00%, 05/15/2021	375,000	348,750	0.43
Forum Energy Technologies, Inc., 6.25%, 10/01/2021	505,000	444,400	0.55

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Gulfport Energy Corp., 6.63%, 05/01/2023	$360,000	$340,200	0.42%
Laredo Petroleum, Inc., 5.63%, 01/15/2022	430,000	385,925	0.47
Nabors Industries, Inc., 4.63%, 09/15/2021	430,000	385,576	0.47
Nabors Industries, Inc., 5.50%, 01/15/2023	290,000	230,179	0.28
NuStar Logistics L.P., 6.75%, 02/01/2021	175,000	176,313	0.22
Oasis Petroleum, Inc., 6.88%, 03/15/2022	350,000	329,875	0.41
Range Resources Corp., 5.75%, 06/01/2021	485,000	469,237	0.58
SESI LLC, 7.13%, 12/15/2021	625,000	531,250	0.65
SM Energy Co., 6.13%, 11/15/2022	240,000	226,800	0.28
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/2022	620,000	589,000	0.72
Whiting Petroleum Corp., 5.75%, 03/15/2021	315,000	299,250	0.37
Total Energy		8,976,746	11.06
Financial
Alliance Data Systems Corp., 5.88%, 11/01/2021	205,000	204,713	0.25
GEO Group (The), Inc., 5.13%, 04/01/2023	265,000	238,500	0.29
GEO Group (The), Inc., 5.88%, 01/15/2022	245,000	238,581	0.29
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 02/01/2022	485,000	475,300	0.59
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	485,000	478,937	0.59
Iron Mountain, Inc., 5.75%, 08/15/2024	475,000	451,250	0.56
iStar, Inc., 6.50%, 07/01/2021	400,000	396,000	0.49
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/2022	415,000	403,587	0.50
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/2021	485,000	472,875	0.58
Navient Corp., 5.88%, 03/25/2021	245,000	234,588	0.29
Navient Corp., 6.63%, 07/26/2021	280,000	270,200	0.33
Navient Corp., 7.25%, 01/25/2022	565,000	545,225	0.67
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/2022	260,000	256,100	0.32
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/01/2021	335,000	318,250	0.39
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2021	245,000	243,162	0.30
SBA Communications Corp., 4.88%, 07/15/2022	245,000	240,713	0.30
Springleaf Finance Corp., 7.75%, 10/01/2021	350,000	351,312	0.43

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Springleaf Finance Corp., 6.13%, 05/15/2022	$250,000	$242,428	0.30%
Springleaf Finance Corp., 8.25%, 12/15/2020	225,000	232,875	0.29
Springleaf Finance Corp., 5.63%, 03/15/2023	170,000	156,825	0.19
Starwood Property Trust, Inc., 5.00%, 12/15/2021	260,000	255,450	0.31
Total Financial		6,706,871	8.26
Industrial
Builders FirstSource, Inc., 5.63%, 09/01/2024	265,000	245,787	0.30
Cleaver-Brooks, Inc., 7.88%, 03/01/2023	490,000	472,850	0.58
Cloud Crane LLC, 10.10%, 08/01/2024	525,000	539,437	0.67
Covanta Holding Corp., 5.88%, 03/01/2024	350,000	329,000	0.41
CPG Merger Sub LLC, 8.00%, 10/01/2021	495,000	480,150	0.59
DAE Funding LLC, 4.50%, 08/01/2022	260,000	249,600	0.31
DAE Funding LLC, 4.00%, 08/01/2020	250,000	243,750	0.30
Gates Global LLC/Gates Global Co., 6.00%, 07/15/2022	357,000	349,860	0.43
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	480,000	487,800	0.60
Griffon Corp., 5.25%, 03/01/2022	355,000	321,275	0.40
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2023	235,000	227,363	0.28
Manitowoc (The) Co., Inc., 12.80%, 08/15/2021	240,000	255,000	0.31
MasTec, Inc., 4.88%, 03/15/2023	735,000	712,950	0.88
Multi-Color Corp., 6.13%, 12/01/2022	400,000	397,000	0.49
Novelis Corp., 6.25%, 08/15/2024	245,000	230,300	0.28
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.75%, 10/15/2020	639,611	638,012	0.79
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.13%, 07/15/2023	350,000	333,375	0.41
StandardAero Aviation Holdings, Inc., 10.00%, 07/15/2023	370,000	394,050	0.49
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/2023	85,000	84,150	0.10
US Concrete, Inc., 6.38%, 06/01/2024	390,000	358,800	0.44
W/S Packaging Holdings, Inc., 9.00%, 04/15/2023	350,000	348,250	0.43
WESCO Distribution, Inc., 5.38%, 12/15/2021	190,000	187,625	0.23

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
XPO Logistics, Inc., 6.13%, 09/01/2023	$290,000	$279,705	0.34%
XPO Logistics, Inc., 6.50%, 06/15/2022	291,000	288,454	0.36
Zekelman Industries, Inc., 9.88%, 06/15/2023	410,000	431,525	0.53
Total Industrial		8,886,068	10.95
Technology
Dell International LLC/EMC Corp., 5.88%, 06/15/2021	320,000	319,655	0.39
Dell International LLC/EMC Corp., 7.13%, 06/15/2024	400,000	407,000	0.50
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/2023	715,000	682,825	0.84
First Data Corp., 5.75%, 01/15/2024	360,000	351,000	0.43
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings, 10.00%, 11/30/2024	610,000	638,975	0.79
Harland Clarke Holdings Corp., 6.88%, 03/01/2020	230,000	224,250	0.28
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 05/01/2021	410,000	398,725	0.49
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024	445,000	473,925	0.59
TIBCO Software, Inc., 11.40%, 12/01/2021	520,000	544,700	0.67
Unisys Corp., 10.80%, 04/15/2022	595,000	651,525	0.80
Total Technology		4,692,580	5.78
Utilities
Calpine Corp., 6.00%, 01/15/2022	410,000	406,925	0.50
Calpine Corp., 5.88%, 01/15/2024	265,000	259,700	0.32
NRG Energy, Inc., 6.25%, 05/01/2024	295,000	299,425	0.37
Total Utilities		966,050	1.19
Total United States		63,094,655	77.75
Total corporate bonds (cost $79,305,453)		$75,548,554	93.09%
Term Loans
United States
Basic Materials
Starfruit US Holdco LLC, 6.03%, 10/01/2025	250,000	238,750	0.29
Communications

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Term Loans (continued)
United States (continued)
Dawn Acquisition LLC, 6.56%, 12/31/2025	$750,000	$701,250	0.86%
Consumer, Non-cyclical
H-Food Holdings LLC, 6.42%, 05/31/2025	422,064	403,916	0.50
Refinitiv US Holdings, Inc., 6.56%, 10/01/2025	520,000	494,000	0.61
Total Consumer, Non-cyclical		897,916	1.11
Technology
RP Crown Parent LLC, 5.24%, 10/12/2023	748,092	719,140	0.89
Total United States		2,557,056	3.15
Total Term Loans (cost $2,683,237)		$2,557,056	3.15%
Total Fixed income investments (cost $81,988,690)		78,105,610	96.24%

Total investments in securities, at fair value (cost $81,988,690)		$78,105,610	96.24%

*	All fixed income investments are USD denominated and traded in the US Markets.

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

Investment income
Interest	$7,917,013

Expenses
Management fees	534,135
Net investment income	7,382,878

Net realized and change in unrealized gain (loss)
Net realized loss on investments	(990,665)
Net change in unrealized depreciation on investments	(4,767,915)
Net realized and unrealized loss on investments	(5,758,580)

Net increase in partners’ capital resulting from operations	$1,624,298

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2018

	General Partner	Limited Partners	Total
Partners’ capital - December 31, 2017	$1,179	$188,577,437	$188,578,616

Increase in partners’ capital resulting from operations
Net investment income	68	7,382,810	7,382,878
Net realized loss on investments	(11)	(990,654)	(990,665)
Net change in unrealized depreciation on investments	(51)	(4,767,864)	(4,767,915)
Net increase in partners’ capital resulting from operations	6	1,624,292	1,624,298

Decrease in partners’ capital resulting from capital transactions
Contributions	-	2,444,066	2,444,066
Withdrawals	-	(111,493,816)	(111,493,816)
Net decrease in partners’ capital resulting from capital transactions	-	(109,049,750)	(109,049,750)

Partners’ capital - December 31, 2018	$1,185	$81,151,979	$81,153,164

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

SKY Harbor Short Duration High Yield Partners, LP, LP (the “Fund”), is a Delaware limited partnership, formed on February 01, 2013 and commenced operations on Feb 1, 2013. The Fund was organized for the purpose of trading and investing in a diversified portfolio principally comprised of debt securities across the full maturity and rating spectrum of the U.S. high yield corporate debt market. The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Fund is managed by SKY Harbor Capital Management, LLC, a Delaware limited liability company (the “General Partner”). The General Partner is a Registered Investment Advisor under the Investment Advisers Act of 1940.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.

These financial statements were approved by the General Partner and available for issuance on March 27, 2019. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for the year ended December 31, 2018.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Corporate bonds

The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads. The spread data used is for the same comparable maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, or recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy. As of December 31, 2018, the Fund did not hold Level 3 bonds.

Term Loans

Term loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participation involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. Bank loans are generally cauterized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy. As of December 31, 2018, the Fund did not hold Level 3 term loans.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated using the specific identification method of cost determination. Premiums and discounts are amortized using the effective yield method over the lives of the respective debt securities. Discounts for high-yield debt securities and other debt securities are not amortized to the extent that interest income is not expected to be realized.

Capital contributions and withdrawals

Capital contributions may be made on the first business day of the calendar month with prior completed subscription documents received by the General Partner at least fourteen business days before unless waived by the General Partner. Capital withdrawals are effective on the last business day of each calendar month. Limited partners will generally be able to redeem their interests upon not less than fourteen business days’ prior written notice to the Fund. Capital contributions and withdrawals are valued at the net asset value of the valuation date.

Capital withdrawal payable

Withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed, which generally occurs on the last day of a fiscal month. As a result, withdrawals paid after the end of the year, based on partners’ capital balances at year end, are included in capital withdrawals payable at December 31, 2018. Withdrawal notices received for which the dollar amount is not fixed remain in partners’ capital until the amount is determined.

Due from Broker

As of December 31, 2018, due from broker includes cash balances held with the broker in the amount of $2,326,545.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s broker, Northern Trust. The Fund is subject to credit risk to the extent the broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of the broker and does not anticipate losses from the counterparty.

Commission Expense

Commissions or bid-ask transaction spreads paid for security purchase and sales are reflected in the cost basis of securities purchased or as a reduction of proceeds to determine realized gain or loss on investments.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners’ report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2018. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investment in securities
Corporate bonds	$-	$75,548,554	$-	$75,548,554
Term Loans	-	2,557,056	-	2,557,056
Total investments in securities	$-	$78,105,610	$-	$78,105,610

3.	The Northern Trust Company

The Fund utilizes the Northern Trust Company, a Qualified Custodian under Investment Advisers Act Rule 206(4)-2 (“Northern”), as the administrator and custodian of the Fund. The services provided include establishing and maintaining a custodian account for the Fund, acting as record-keeper and transfer agent with the respect to the Interests, processing the issuance and redemption of the Interests, maintaining all accounting reports for the Fund and the partners and assisting with financial statements preparation. Northern is compensated outside of the Fund based on an agreed fee schedule. All cash and securities are held with the custodian as of December 31, 2018. Cash held in the custodian, at times may exceed federal insured limits.

4.	Concentration of credit risk and additional risks

The Fund buys and sells securities through various brokerage firms and holds positions at Northern. The Fund is subject to counterparty settlement risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf but this risk is substantially mitigated because all securities transactions are conducted on a “Delivery versus Payment” (“DVP”) basis. Management monitors the financial condition of such broker and does not anticipate any losses from these counterparties. The Fund invests in predominately high yield fixed income securities. Until the fixed income securities are sold or mature, the Fund is exposed to credit risk relating to whether the debt issuer will meet its obligation when it becomes due. Credit risk is the risk that the issuers or guarantor of a debt security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be partly reflected in its credit risk rating. High yield fixed income securities and similar unrated securities have speculative elements or represent predominantly speculative risks.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

4.	Concentration of credit risk and additional risks (continued)

Interest rate risk is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Fund’s investments to decline.

5.	Partners’ capital

In accordance with the limited partnership agreement (the “LPA”), profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

In the event that the Fund accepts a purchase or redemption of interests in an amount in excess of 10% of the Net Asset Value of the Fund, at the discretion of the General Partner, the Fund may establish a special contribution account (“Special Contribution Account”) or a special withdrawal account (“Special Withdrawal Account”) respectively, for the incoming or outgoing limited partner. Once funded, the Special Contribution or Withdrawal Account will be managed by the General Partner with the same investment objective and pursuant to the same investment strategy as the remaining assets of the Fund or liquidated in an orderly manner as the case may be. All income, profits and losses arising from the investment, sale or disposition of the assets in the Special Contribution or Withdrawal Accounts, together with expenses relating thereto, will be for the sole benefit of such limited partner. On the first business day of the next eligible accounting period, the Special Contribution or Withdrawal Account will be eliminated and its assets will become general assets of the Fund or returned to the outgoing limited partner, as the case may be. The limited partners’ interest in the Special Contribution Account will be exchanged for a corresponding increase or decrease in its General Capital Account. Such increase or decreases shall be determined by the administrator based on the prior business day’s valuation of the Special Contribution or Withdrawal Account. The Fund did not accept any special contributions in 2018.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the LPA. A limited partner may withdraw all or any part of its Capital Account as of the close of business on the last Business Day of a calendar month (the “Withdrawal Date”). A “request for withdrawal” should be received by the General Partner at least fourteen (14) days in advance of the Withdrawal Date. Partial withdrawals are subject to a minimum capital balance of $500,000.

Withdrawal payable, if any, represents an amount due to a limited partner based on a withdrawal effective December 31, 2018.

Contributions received in advance, if any, represent amounts received from limited partner for contribution with an effective date after December 31, 2018.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

6.	Related party transactions

In consideration for its investment advisory services, the General Partner receives a management fee directly from each limited partner based on each limited partner’s capital balance, calculated and payable monthly in arrears, equal to 0.55% per annum of the Fund’s net asset value determined as of the last day of the preceding calendar month.

Certain limited partners have special management fee arrangements or other rights as provided for in certain side letter agreements.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners share of partners’ capital at December 31, 2018 is approximately $32,083,437.

7.	Financial highlights

Financial highlights for year ended December 31, 2018 are as follows:

Total return	0.11%
Ratios to average limited partners’ capital
Expenses, net of reimbursements and credits	0.37%
Net investment income	5.08%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partners return and ratios may vary based on different management fee arrangements, and the timing of capital transactions. The ratios have been annualized.

8.	Subsequent events

From January 1, 2019 through March 27, 2019 the Fund accepted additional capital withdrawals of approximately $592,379. Other contributions and withdrawals may be accepted before the April 1st deadline if waived by the General Partner.

SKY HARBOR SHORT DURATION HIGH

YIELD PARTNERS, LP

Financial Statements for the year ended

December 31, 2019 and Independent Auditors’ Report

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Investment Limited Partnership)

DECEMBER 31, 2019

Page(s)
Independent Auditor’s Report	B-76
Financial Statements
Statement of Assets, Liabilities and Partners’ Capital	B-78
Schedule of Investments	B-79
Statement of Operations	B-88
Statement of Changes in Partners’ Capital	B-89
Notes to Financials	B-90

KPMG LLP

New Jersey Headquarters

51 John F. Kennedy Parkway

Short Hills, NJ 07078-2702

Independent Auditors’ Report

To SKY Harbor Short Duration High Yield Partners, LP:

We have audited the accompanying financial statements of SKY Harbor Short Duration High Yield Partners, LP, which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2018, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SKY Harbor Short Duration High Yield Partners, LP as of December 31, 2019, and the results of its operations and changes in its partners’ capital for the year then ended in accordance with U.S. generally accepted accounting principles.

Short Hills, New Jersey

March 27, 2019, except for the Schedule of Investments

as to which the date is October 5, 2020.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES, AND PARTNERS’ CAPITAL

DECEMBER 31, 2019

Assets
Investments in securities, at fair value (cost $66,855,355)	$67,580,457
Accrued interest receivable	963,752
Due from broker	5,340,630
Securities Sold Receivable	41,175
Total assets	$73,926,014

Liabilities
Due to broker	1,046,428
Management fee payable	24,330
Total liabilities	1,070,758

Partners’ Capital
General Partner	1,297
Limited Partner	72,853,959
Total partners’ capital	72,855,256

Total liabilities and partners’ capital	$73,926,014

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Investments in securities, at fair value	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments*

Corporate Bonds
Bermuda
Industrial
Fly Leasing Ltd., 6.38%, 10/15/2021	$300,000	$305,625	0.42%
Total Bermuda		305,625	0.42

Canada
Basic Materials
Cascades, Inc., 5.75%, 07/15/2023	245,000	251,125	0.34
Consumer, Cyclical
Air Canada, 7.75%, 04/15/2021	230,000	244,628	0.34
Consumer, Non-cyclical
Bausch Health Cos., Inc., 5.88%, 05/15/2023	486,000	490,253	0.68
Bausch Health Cos., Inc., 6.50%, 03/15/2022	515,000	526,587	0.72
Total Consumer, Non-cyclical		1,016,840	1.40
Energy
Precision Drilling Corp., 6.50%, 12/15/2021	38,860	38,763	0.05
Industrial
ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023	450,000	463,500	0.63
Bombardier, Inc., 6.00%, 10/15/2022	270,000	269,919	0.37
Bombardier, Inc., 6.13%, 01/15/2023	175,000	179,462	0.25
Bombardier, Inc., 8.75%, 12/01/2021	245,000	268,428	0.37
GFL Environmental, Inc., 5.63%, 05/01/2022	210,000	213,675	0.29
Total Industrial		1,394,984	1.91
Total Canada		2,946,340	4.04

Luxembourg
Communications
Altice Financing S.A., 6.63%, 02/15/2023	295,000	300,162	0.41
Intelsat Jackson Holdings S.A., 8.00%, 02/15/2024	235,000	241,169	0.33
Total Communications		541,331	0.74
Consumer, Non-cyclical
Nielsen Co. Luxembourg (The) S.a.r.l., 5.50%, 10/01/2021	265,000	265,994	0.37
Total Luxembourg		807,325	1.11

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
Netherlands
Basic Materials
OCI N.V., 6.63%, 04/15/2023	$225,000	$234,563	0.32%
Total Netherlands		234,563	0.32

United Kingdom
Communications
Inmarsat Finance PLC, 4.88%, 05/15/2022	515,000	521,437	0.72
Consumer, Cyclical
International Game Technology PLC, 6.25%, 02/15/2022	520,000	548,600	0.75
Total United Kingdom		1,070,037	1.47

United States
Basic Materials
Allegheny Technologies, Inc., 7.88%, 08/15/2023	250,000	280,208	0.39
Aruba Investments, Inc., 8.75%, 02/15/2023	485,000	482,575	0.66
Clearwater Paper Corp., 4.50%, 02/01/2023	1,050,000	1,051,312	1.45
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	695,000	685,878	0.94
Mercer International, Inc., 6.50%, 02/01/2024	240,000	249,000	0.34
PQ Corp., 6.75%, 11/15/2022	240,000	248,100	0.34
Total Basic Materials		2,997,073	4.12
Communications
Cablevision Systems Corp., 5.88%, 09/15/2022	388,000	418,070	0.57
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/2022	200,000	202,250	0.28
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/2023	660,000	667,425	0.92
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2023	245,000	250,054	0.34
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 09/01/2023	200,000	203,750	0.28
CenturyLink, Inc., 6.45%, 06/15/2021	680,000	711,790	0.98
CenturyLink, Inc., 5.63%, 04/01/2020	420,000	422,625	0.58
CenturyLink, Inc., 7.50%, 04/01/2024	175,000	197,313	0.27
CenturyLink, Inc., 5.80%, 03/15/2022	250,000	262,818	0.36
CenturyLink, Inc., 5.63%, 04/01/2025	200,000	212,510	0.29
CSC Holdings LLC, 6.75%, 11/15/2021	475,000	511,219	0.70

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
CSC Holdings LLC, 5.25%, 06/01/2024	$250,000	$269,375	0.37%
CSC Holdings LLC, 10.90%, 10/15/2025	375,000	419,062	0.58
CSC Holdings LLC, 5.38%, 07/15/2023	350,000	358,750	0.49
DISH DBS Corp., 6.75%, 06/01/2021	475,000	499,914	0.69
DISH DBS Corp., 5.88%, 11/15/2024	316,000	322,912	0.44
DISH DBS Corp., 5.13%, 05/01/2020	270,000	271,688	0.37
DISH DBS Corp., 5.00%, 03/15/2023	315,000	323,143	0.44
iHeartCommunications, Inc., 8.38%, 05/01/2027	325,000	359,125	0.49
Level 3 Financing, Inc., 5.13%, 05/01/2023	250,000	251,563	0.35
Level 3 Financing, Inc., 5.63%, 02/01/2023	135,000	135,405	0.19
Level 3 Financing, Inc., 5.38%, 08/15/2022	420,000	421,554	0.58
Meredith Corp., 6.88%, 02/01/2026	525,000	545,842	0.75
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/2024	178,000	182,450	0.25
Sirius XM Radio, Inc., 3.88%, 08/01/2022	425,000	434,031	0.60
Sprint Communications, Inc., 7.00%, 08/15/2020	230,000	234,888	0.32
Sprint Communications, Inc., 6.00%, 11/15/2022	380,000	398,525	0.55
Sprint Corp., 7.25%, 09/15/2021	405,000	428,287	0.59
Sprint Corp., 7.88%, 09/15/2023	495,000	546,148	0.75
Sprint Corp., 7.13%, 06/15/2024	200,000	215,750	0.30
TEGNA, Inc., 5.13%, 07/15/2020	156,000	156,390	0.21
TEGNA, Inc., 6.38%, 10/15/2023	435,000	448,050	0.61
Townsquare Media, Inc., 6.50%, 04/01/2023	355,000	360,325	0.49
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 04/01/2023	345,000	352,762	0.48
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/2025	245,000	252,553	0.35
Total Communications		12,248,316	16.81
Consumer, Cyclical
AMC Entertainment Holdings, Inc., 5.75%, 06/15/2025	250,000	231,250	0.32
AMC Entertainment Holdings, Inc., 6.13%, 05/15/2027	250,000	228,125	0.31
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	532,000	539,315	0.74
Anixter, Inc., 5.50%, 03/01/2023	170,000	178,925	0.25

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Asbury Automotive Group, Inc., 6.00%, 12/15/2024	$200,000	$206,500	0.28%
BCD Acquisition, Inc., 9.63%, 09/15/2023	95,000	97,850	0.13
Beazer Homes USA, Inc., 6.75%, 03/15/2025	430,000	451,500	0.62
Beazer Homes USA, Inc., 5.88%, 10/15/2027	300,000	303,000	0.42
Boyd Gaming Corp., 6.00%, 08/15/2026	545,000	584,512	0.80
Brinker International, Inc., 3.88%, 05/15/2023	220,000	222,750	0.31
CEC Entertainment, Inc., 8.00%, 02/15/2022	250,000	246,250	0.34
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	225,000	231,188	0.32
Century Communities, Inc., 5.88%, 07/15/2025	350,000	364,875	0.50
Cinemark USA, Inc., 4.88%, 06/01/2023	380,000	386,175	0.53
Dana, Inc., 5.50%, 12/15/2024	250,000	256,980	0.35
Eldorado Resorts, Inc., 7.00%, 08/01/2023	110,000	114,400	0.16
Group 1 Automotive, Inc., 5.25%, 12/15/2023	535,000	549,712	0.75
H&E Equipment Services, Inc., 5.63%, 09/01/2025	375,000	392,812	0.54
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/2026	210,000	221,025	0.30
KB Home, 7.50%, 09/15/2022	255,000	286,237	0.39
Lennar Corp., 4.75%, 11/15/2022	250,000	262,500	0.36
M/I Homes, Inc., 6.75%, 01/15/2021	240,000	240,300	0.33
M/I Homes, Inc., 5.63%, 08/01/2025	200,000	209,500	0.29
Mattel, Inc., 3.15%, 03/15/2023	115,000	113,275	0.15
Meritor, Inc., 6.25%, 02/15/2024	440,000	450,868	0.62
MGM Resorts International, 6.00%, 03/15/2023	250,000	274,375	0.38
Party City Holdings, Inc., 6.13%, 08/15/2023	125,000	109,375	0.15
Performance Food Group, Inc., 5.50%, 06/01/2024	250,000	256,250	0.35
Tempur Sealy International, Inc., 5.63%, 10/15/2023	405,000	416,644	0.57
Tenneco, Inc., 5.00%, 07/15/2026	250,000	230,000	0.32
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	105,000	114,188	0.16
United Airlines Holdings, Inc., 4.25%, 10/01/2022	175,000	182,875	0.25
United Airlines Holdings, Inc., 5.00%, 02/01/2024	250,000	266,825	0.37
William Lyon Homes, Inc., 7.00%, 08/15/2022	35,000	35,088	0.05

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
William Lyon Homes, Inc., 6.00%, 09/01/2023	$240,000	$250,200	0.34%
WMG Acquisition Corp., 5.00%, 08/01/2023	120,000	122,700	0.17
Wyndham Destinations, Inc., 4.25%, 03/01/2022	550,000	561,000	0.77
Wyndham Destinations, Inc., 5.40%, 04/01/2024	246,000	260,453	0.36
Total Consumer, Cyclical		10,449,797	14.35
Consumer, Non-cyclical
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	205,000	212,431	0.29
Ahern Rentals, Inc., 7.38%, 05/15/2023	430,000	340,775	0.47
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC, 6.63%, 06/15/2024	905,000	947,227	1.30
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC, 5.75%, 03/15/2025	230,000	238,050	0.33
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/2023	201,000	204,518	0.28
B&G Foods, Inc., 5.25%, 04/01/2025	195,000	200,524	0.28
Eagle Holding Co. II LLC, 7.63%, 05/15/2022	250,000	253,935	0.35
Encompass Health Corp., 5.13%, 03/15/2023	225,000	228,938	0.31
HCA Healthcare, Inc., 6.25%, 02/15/2021	395,000	411,787	0.56
HCA, Inc., 5.38%, 02/01/2025	325,000	359,395	0.49
HCA, Inc., 7.50%, 02/15/2022	575,000	635,375	0.87
HCA, Inc., 5.88%, 05/01/2023	250,000	276,290	0.38
Hertz (The) Corp., 6.25%, 10/15/2022	800,000	809,000	1.11
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/2023	245,000	252,886	0.35
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/2021	305,000	313,769	0.43
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022	425,000	426,594	0.59
Prestige Brands, Inc., 6.38%, 03/01/2024	245,000	254,800	0.35
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023	250,000	262,187	0.36
Quad/Graphics, Inc., 7.00%, 05/01/2022	1,005,000	944,700	1.30
Tenet Healthcare Corp., 8.13%, 04/01/2022	595,000	658,219	0.90
Tenet Healthcare Corp., 6.75%, 06/15/2023	300,000	329,613	0.45

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Tenet Healthcare Corp., 4.63%, 07/15/2024	$300,000	$307,125	0.42%
Tenet Healthcare Corp., 4.63%, 09/01/2024	175,000	182,455	0.25
Total Consumer, Non-cyclical		9,050,593	12.42
Energy
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022	145,000	144,221	0.20
Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	250,000	253,712	0.35
Comstock Resources, Inc., 9.75%, 08/15/2026	125,000	113,438	0.16
Matador Resources Co., 5.88%, 09/15/2026	100,000	100,250	0.14
Nabors Industries, Inc., 4.63%, 09/15/2021	115,000	114,281	0.16
Nabors Industries, Inc., 5.50%, 01/15/2023	290,000	278,400	0.38
NuStar Logistics L.P., 6.75%, 02/01/2021	175,000	181,563	0.25
SM Energy Co., 6.13%, 11/15/2022	80,000	80,800	0.11
Southwestern Energy Co., 6.20%, 01/23/2025	250,000	229,300	0.31
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/2022	160,000	142,400	0.19
Sunoco L.P./Sunoco Finance Corp., 4.88%, 01/15/2023	250,000	255,630	0.35
WPX Energy, Inc., 5.25%, 09/15/2024	200,000	212,500	0.29
Total Energy		2,106,495	2.89
Financial
CIT Group, Inc., 5.00%, 08/01/2023	400,000	431,000	0.59
CTR Partnership L.P./CareTrust Capital Corp., 5.25%, 06/01/2025	250,000	260,000	0.36
FelCor Lodging L.P., 6.00%, 06/01/2025	200,000	209,000	0.29
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 02/01/2022	485,000	485,606	0.67
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	485,000	494,215	0.68
Iron Mountain, Inc., 5.75%, 08/15/2024	475,000	480,344	0.66
iStar, Inc., 5.25%, 09/15/2022	400,000	410,500	0.56
iStar, Inc., 4.75%, 10/01/2024	600,000	621,750	0.85
iStar, Inc., 4.25%, 08/01/2025	160,000	161,754	0.22
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	685,000	702,125	0.96
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/2022	415,000	431,081	0.59

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024	$125,000	$136,718	0.19%
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/2021	619,000	620,547	0.85
Navient Corp., 5.88%, 03/25/2021	245,000	253,085	0.35
Navient Corp., 6.13%, 03/25/2024	350,000	379,750	0.52
Navient Corp., 6.63%, 07/26/2021	280,000	296,100	0.41
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/2022	260,000	267,475	0.37
SBA Communications Corp., 4.88%, 07/15/2022	445,000	450,562	0.62
Springleaf Finance Corp., 7.75%, 10/01/2021	350,000	380,188	0.52
Springleaf Finance Corp., 6.13%, 05/15/2022	250,000	268,438	0.37
Springleaf Finance Corp., 8.25%, 12/15/2020	225,000	236,081	0.32
Springleaf Finance Corp., 6.88%, 03/15/2025	200,000	227,500	0.31
Springleaf Finance Corp., 5.63%, 03/15/2023	170,000	183,175	0.25
Springleaf Finance Corp., 6.13%, 03/15/2024	220,000	240,900	0.33
Starwood Property Trust, Inc., 5.00%, 12/15/2021	260,000	269,750	0.37
Total Financial		8,897,644	12.21
Industrial
ADT Security (The) Corp., 4.13%, 06/15/2023	250,000	257,813	0.35
ADT Security (The) Corp., 3.50%, 07/15/2022	225,000	229,079	0.31
AECOM, 5.88%, 10/15/2024	650,000	719,348	0.99
Builders FirstSource, Inc., 5.63%, 09/01/2024	231,000	240,240	0.33
Cloud Crane LLC, 10.10%, 08/01/2024	205,000	215,250	0.30
Covanta Holding Corp., 5.88%, 03/01/2024	220,000	226,325	0.31
CPG Merger Sub LLC, 8.00%, 10/01/2021	495,000	496,238	0.68
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	255,000	268,069	0.37
DAE Funding LLC, 4.50%, 08/01/2022	260,000	263,900	0.36
DAE Funding LLC, 4.00%, 08/01/2020	250,000	251,563	0.35
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	855,000	904,162	1.24
Griffon Corp., 5.25%, 03/01/2022	655,000	657,456	0.90
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2023	235,000	239,406	0.33
MasTec, Inc., 4.88%, 03/15/2023	735,000	744,187	1.02

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.75%, 10/15/2020	$649,302	$650,114	0.89%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.13%, 07/15/2023	350,000	358,313	0.49
Silgan Holdings, Inc., 4.75%, 03/15/2025	100,000	102,250	0.14
Triumph Group, Inc., 7.75%, 08/15/2025	350,000	364,945	0.50
US Concrete, Inc., 6.38%, 06/01/2024	215,000	224,406	0.31
WESCO Distribution, Inc., 5.38%, 12/15/2021	190,000	190,475	0.26
XPO Logistics, Inc., 6.13%, 09/01/2023	140,000	144,522	0.20
XPO Logistics, Inc., 6.50%, 06/15/2022	291,000	296,529	0.41
Zekelman Industries, Inc., 9.88%, 06/15/2023	164,000	172,405	0.24
Total Industrial		8,216,995	11.28
Technology
Dell International LLC/EMC Corp., 5.88%, 06/15/2021	212,000	215,314	0.30
Dell International LLC/EMC Corp., 7.13%, 06/15/2024	400,000	422,000	0.58
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	455,000	465,237	0.64
EMC Corp., 3.38%, 06/01/2023	250,000	255,000	0.35
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings, 10.00%, 11/30/2024	610,000	659,562	0.90
Infor US, Inc., 6.50%, 05/15/2022	150,000	152,250	0.21
Nuance Communications, Inc., 5.63%, 12/15/2026	420,000	447,609	0.61
Qorvo, Inc., 7.00%, 12/01/2025	240,000	256,800	0.35
TIBCO Software, Inc., 11.40%, 12/01/2021	520,000	538,876	0.74
Unisys Corp., 10.80%, 04/15/2022	595,000	639,625	0.88
Total Technology		4,052,273	5.56
Utilities

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2019

Investments in securities, at fair value (continued)	Principal Amount	Fair Value	Percentage of Partner’s Capital

Fixed income investments* (continued)

Corporate Bonds (continued)
United States (continued)
Calpine Corp., 5.75%, 01/15/2025	$115,000	$118,019	0.16%
Vistra Energy Corp., 5.88%, 06/01/2023	200,000	204,608	0.28
Total Utilities		322,627	0.44
Total United States		58,341,813	80.08
Total corporate bonds (cost $62,985,369)		$63,705,703	87.44%
Term Loans
United States
Basic Materials
Kraton Polymers LLC, 4.42%, 03/08/2025	272,376	271,350	0.37
Communications
Dawn Acquisition LLC, 5.66%, 12/31/2025	379,334	359,732	0.50
Consumer, Cyclical
Navistar, Inc., 5.40%, 11/06/2024	287,803	286,603	0.39
Consumer, Non-cyclical
Prime Security Services Borrower LLC, 4.93%, 09/23/2026	847,875	849,571	1.17
Refinitiv US Holdings, Inc., 4.93%, 10/01/2025	514,800	519,173	0.71
Total Consumer, Non-cyclical		1,368,744	1.88
Industrial
Mauser Packaging Solutions Holding Co., 5.17%, 04/03/2024	597,448	594,837	0.82
Technology
Ascend Learning LLC, 4.84%, 07/12/2024	247,468	248,861	0.34
RP Crown Parent LLC, 4.59%, 10/12/2023	740,458	744,627	1.02
Total Technology		993,488	1.36
Total United States		3,874,754	5.32
Total Term Loans (cost $3,869,986)		$3,874,754	5.32%
Total Fixed income investments (cost $66,855,355)		67,580,457	92.76%
Total investments in securities, at fair value (cost $66,855,355)		$67,580,457	92.76%

*	All fixed income investments are USD denominated and traded in the US Markets.

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

Investment income
Interest	$4,176,716

Expenses
Management fees	306,937
Net investment income	3,869,779

Net realized and change in unrealized gain (loss)
Net realized loss on investments	(1,657,673)
Net change in unrealized appreciation on investments	4,608,182
Net realized and unrealized gain on investments	2,950,509

Net increase in partners’ capital resulting from operations	$6,820,288

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2019

	General Partner	Limited Partners	Total
Partners’ capital - December 31, 2018	$1,185	$81,151,979	$81,153,164

Increase in partners’ capital resulting from operations
Net investment income	69	3,869,710	3,869,779
Net realized loss on investments	(28)	(1,657,645)	(1,657,673)
Net change in unrealized appreciation on investments	71	4,608,111	4,608,182
Net increase in partners’ capital resulting from operations	112	6,820,176	6,820,288

Decrease in partners’ capital resulting from capital transactions
Contributions	-	1,100,000	1,100,000
Withdrawals	-	(16,218,196)	(16,218,196)
Net decrease in partners’ capital resulting from capital transactions	-	(15,118,196)	(15,118,196)

Partners’ capital - December 31, 2019	$1,297	$72,853,959	$72,855,256

The accompanying notes are an integral part of these financial statements.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

SKY Harbor Short Duration High Yield Partners, LP, (the “Fund”), is a Delaware limited partnership, formed on February 01, 2013 and commenced operations on February 1, 2013. The Fund was organized for the purpose of trading and investing in a diversified portfolio principally comprised of U.S. dollar denominated below-investment grade debt securities. The Fund is managed by SKY Harbor Capital Management, LLC, a Delaware limited liability company (the “General Partner”). The General Partner is a Registered Investment Advisor under the Investment Advisers Act of 1940.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”.

These financial statements were approved by the General Partner and available for issuance on March 13, 2020. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2019

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Corporate bonds

The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads. The spread data used is for the same comparable maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, or recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy. As of December 31, 2019, the Fund did not hold Level 3 bonds.

Term Loans

Term loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participation involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. Bank loans are generally cauterized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy. As of December 31, 2019, the Fund did not hold Level 3 term loans.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated using the specific identification method of cost determination. Premiums and discounts are amortized using the effective yield method over the lives of the respective debt securities. Discounts for high-yield debt securities and other debt securities are not amortized to the extent that interest income is not expected to be realized.

Capital contributions and withdrawals

Capital contributions may be made on the first business day of the calendar month with prior completed subscription documents received by the General Partner at least fourteen business days before unless waived by the General Partner. Capital withdrawals are effective on the last business day of each calendar month. Limited partners will generally be able to redeem their interests upon not less than fourteen business days’ prior written notice to the Fund. Capital contributions and withdrawals are valued at the net asset value of the valuation date.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2019

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Capital withdrawal payable

Withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed, which generally occurs on the last day of a fiscal month. As a result, withdrawals paid after the end of the year, based on partners’ capital balances at year end, are included in capital withdrawals payable at December 31, 2019. Withdrawal notices received for which the dollar amount is not fixed remain in partners’ capital until the amount is determined.

Due from Broker

As of December 31, 2019, due from broker includes cash balances held with the broker in the amount of $5,340,630.

In the normal course of business, substantially all of the Fund’s securities transactions, cash or cash equivalents, and security positions are transacted with the Fund’s broker, Northern Trust. The Fund is subject to credit risk to the extent the broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of the broker and does not anticipate losses from the counterparty.

Due to Broker

Amounts due to broker represent unsettled purchases at year end. In the normal course of business, substantially all of the Fund’s securities transactions, money balances and securities positions are transacted with the Fund’s broker: Northern Trust Company who is the administrator of the Fund. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Commission Expense

Commissions or bid-ask transaction spreads paid for security purchase and sales are reflected in the cost basis of securities purchased or as a reduction of proceeds to determine realized gain or loss on investments.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners’ report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2019. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2019

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investment in securities
Corporate bonds	$-	$63,705,703	$-	$63,705,703
Term Loans	-	3,874,754	-	3,874,754
Total investments in securities	$-	$67,580,457	$-	$67,580,457

3.	The Northern Trust Company

The Fund utilizes the Northern Trust Company, a Qualified Custodian under Investment Advisers Act Rule 206(4)-2 (“Northern”), as the administrator and custodian of the Fund. The services provided include establishing and maintaining a custodian account for the Fund, acting as record-keeper and transfer agent with the respect to the Interests, processing the issuance and redemption of the Interests, maintaining all accounting reports for the Fund and the partners and assisting with financial statements preparation. Northern is compensated outside of the Fund based on an agreed fee schedule. All cash and securities are held with the custodian as of December 31, 2019. Cash held in the custodian, at times may exceed federal insured limits.

4.	Concentration of credit risk and additional risks

The Fund buys and sells securities through various brokerage firms and holds positions at Northern. The Fund is subject to counterparty settlement risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf but this risk is substantially mitigated because all securities transactions are conducted on a “Delivery versus Payment” (“DVP”) basis. Management monitors the financial condition of such broker and does not anticipate any losses from these counterparties. The Fund invests in predominately high yield fixed income securities. Until the fixed income securities are sold or mature, the Fund is exposed to credit risk relating to whether the debt issuer will meet its obligation when it becomes due. Credit risk is the risk that the issuers or guarantor of a debt security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be partly reflected in its credit risk rating. High yield fixed income securities and similar unrated securities have speculative elements or represent predominantly speculative risks.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2019

4.	Concentration of credit risk and additional risks (continued)

Interest rate risk is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Fund’s investments to decline.

5.	Partners’ capital

In accordance with the limited partnership agreement (the “LPA”), profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

In the event that the Fund accepts a purchase or redemption of interests in an amount in excess of 10% of the Net Asset Value of the Fund, at the discretion of the General Partner, the Fund may establish a special contribution account (“Special Contribution Account”) or a special withdrawal account (“Special Withdrawal Account”) respectively, for the incoming or outgoing limited partner. Once funded, the Special Contribution or Withdrawal Account will be managed by the General Partner with the same investment objective and pursuant to the same investment strategy as the remaining assets of the Fund or liquidated in an orderly manner as the case may be. All income, profits and losses arising from the investment, sale or disposition of the assets in the Special Contribution or Withdrawal Accounts, together with expenses relating thereto, will be for the sole benefit of such limited partner. On the first business day of the next eligible accounting period, the Special Contribution or Withdrawal Account will be eliminated and its assets will become general assets of the Fund or returned to the outgoing limited partner, as the case may be. The limited partners’ interest in the Special Contribution Account will be exchanged for a corresponding increase or decrease in its General Capital Account. Such increase or decreases shall be determined by the administrator based on the prior business day’s valuation of the Special Contribution or Withdrawal Account. The Fund did not accept any special contributions in 2019.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the LPA. A limited partner may withdraw all or any part of its Capital Account as of the close of business on the last Business Day of a calendar month (the “Withdrawal Date”). A “request for withdrawal” should be received by the General Partner at least fourteen (14) days in advance of the Withdrawal Date. Partial withdrawals are subject to a minimum capital balance of $500,000.

Withdrawal payable, if any, represents an amount due to a limited partner based on a withdrawal effective December 31, 2019.

Contributions received in advance, if any, represent amounts received from limited partner for contribution with an effective date after December 31, 2019.

6.	Related party transactions

In consideration for its investment advisory services, the General Partner receives a management fee directly from each limited partner based on each limited partner’s capital balance, calculated and payable monthly in arrears, equal to 0.55% per annum of the Fund’s net asset value determined as of the last day of the preceding calendar month.

Certain limited partners have special management fee arrangements or other rights as provided for in certain side letter agreements.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners share of partners’ capital at December 31, 2019 is approximately $34,138,334.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2019

7.	Financial highlights

Financial highlights for year ended December 31, 2019 are as follows:

Total return	9.03%
Ratios to average limited partners’ capital
Expenses, net of reimbursements and credits	0.41%
Net investment income	5.12%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partners return and ratios may vary based on different management fee arrangements, and the timing of capital transactions. The ratios have been annualized.

8.	New accounting pronouncements

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (:ASU 2017-08”), “Premium Amortization on Purchased Callable Debt Securities”, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years beginning after December 15, 2019, Management has evaluated the implications of ASU 2017-08 and there is no material impact to the financial statements.

9.	Subsequent events

From January 1, 2020 through March 13, 2020 there were no additional capital withdrawals. Other contributions and withdrawals may be accepted before the April 1st deadline if waived by the General Partner.

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

Schedule of Investments

at June 30, 2020 (Unaudited)

Corporate Bonds	Principal Amount	Fair Value	% of Partner's Capital
Bermuda
Financial Services
Fly Leasing Ltd. 6.38%, 06/15/2021	$300,000	$273,000	0.47%
Total Bermuda		273,000	0.47%

Canada
Basic Industry
Cascades, Inc., 5.75%, 07/15/2023	245,000	246,838	0.42%

Capital Goods
ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023	450,000	451,688	0.77%
Bombardier, Inc., 8.75%, 12/01/2021	245,000	199,063	0.34%
Bombardier, Inc., 6.00%, 10/15/2022	170,000	119,000	0.20%
Total Capital Goods		769,751	1.32%

Healthcare
Bausch Health Cos., Inc., 5.88%, 05/15/2023	66,000	65,835	0.11%

Transportation
Air Canada, 7.75%, 04/15/2021	230,000	230,000	0.39%
Total Canada		1,312,424	2.25%

Luxembourg
Media
Nielsen Co. Luxembourg (The) S.a.r.l. 5.50%, 10/01/2021	181,000	181,127	0.31%
Total Luxembourg		181,127	0.31%

Netherlands
Basic Industry
OCI N.V., 6.63%, 04/15/2023	225,000	226,125	0.39%
Total Netherlands		226,125	0.39%

United Kingdom
Leisure
International Game PLC, 6.25%, 02/15/2022	299,000	301,803	0.52%
Total United Kingdom		301,803	0.52%

United States
Automotive
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	414,000	418,885	0.72%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025	800,000	786,000	1.35%
Dana Inc., 5.50%, 12/15/2024	520,000	523,900	0.90%
Dana Inc., 5.63%, 06/15/2028	40,000	39,708	0.07%
Ford Mortor Co., 8.50%, 04/21/2023	350,000	370,125	0.63%
Ford Mortor Co., 9.00%, 04/22/2025	280,000	303,016	0.52%
Ford Mortor Credit Co., LLC, 3.20%, 01/15/2021	200,000	197,000	0.34%
Ford Mortor Credit Co., LLC, 3.34%, 03/18/2021	550,000	544,341	0.93%
General Motors Co., 6.13%, 10/01/2025	40,000	44,947	0.08%
Meritor, Inc., 6.25%, 02/15/2024	440,000	443,300	0.76%
Total Automotive		3,671,222	6.29%

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

Schedule of Investments, (continued)

at June 30, 2020 (Unaudited)

Corporate Bonds, (continued)	Principal Amount	Fair Value	% of Partner's Capital
Basic Industry
Aruba Investments, Inc., 8.75%, 02/15/2023	$485,000	$487,425	0.84%
Century Communities, Inc., 5.88%, 07/15/2025	350,000	348,250	0.60%
Clearwater Paper Corp., 4.50%, 02/01/2023	1,050,000	1,044,750	1.79%
Cleveland-Cliffs Inc., 5.75%, 03/01/2025	495,000	421,394	0.72%
Grinding Media, Inc., 7.38%, 12/15/2023	235,000	233,825	0.40%
KB Home, 7.50%, 09/15/2022	255,000	277,950	0.48%
KB Home, 6.88%, 06/15/2027	350,000	381,500	0.65%
Lennar Corp., 4.75%, 11/15/2022	250,000	258,750	0.44%
M/I Homes, Inc., 5.63%, 08/01/2025	200,000	202,000	0.35%
Mercer International, Inc., 6.50%, 02/01/2024	295,000	289,899	0.50%
PQ Corp., 6.75%, 11/15/2022	240,000	244,464	0.42%
TRI Pointe Group, Inc., 5.88%, 06/15/2024	105,000	107,836	0.18%
US Concrete, Inc., 6.38%, 06/01/2024	220,000	217,250	0.37%
WESCO Distribution, Inc., 5.38%, 12/15/2021	190,000	190,190	0.33%
Total Basic Industry		4,705,483	8.06%

Capital Goods
Berry Global, Inc., 5.50%, 05/15/2022	150,000	150,225	0.26%
Crown Americas LLC, 4.50%, 01/15/2023	255,000	261,375	0.45%
Hillbrand, Inc., 5.75%, 06/15/2025	265,000	274,275	0.47%
Howmet Aerospace, Inc., 6.88%, 05/01/2025	360,000	390,550	0.67%
Park-Ohio Industries, Inc., 6.63%, 04/15/2027	250,000	205,000	0.35%
Reynolds Group Issuer, Inc., 5.13%, 07/15/2023	350,000	352,657	0.60%
Total Capital Goods		1,634,082	2.80%

Consumer Goods
B&G Foods, Inc., 5.25%, 04/01/2025	95,000	95,713	0.16%
Central Garden & Pet Co., 6.13%, 11/15/2023	125,000	127,500	0.22%
Kraft Heinz Foods Co., 3.95%, 07/15/2025	195,000	206,901	0.35%
Mattel, Inc., 3.15%, 3/15/2023	468,000	444,600	0.76%
Performance Food Group, Inc., 5.50%, 06/01/2024	250,000	247,500	0.42%
Prestige Brands, Inc., 6.38%, 03/01/2024	245,000	251,125	0.43%
Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	85,000	88,294	0.15%
Tempur Sealy International, Inc., 5.63%, 10/15/2023	405,000	409,050	0.70%
Total Consumer Goods		1,870,683	3.21%

Energy
Continental Resources, Inc., 5.00%, 09/15/2022	325,000	319,313	0.55%
Continental Resources, Inc., 4.50%, 04/15/2023	275,000	263,230	0.45%
Laredo Petroleum, Inc., 10.13%, 01/15/2028	100,000	69,000	0.12%
Matador Resources, Co., 5.88%, 09/15/2026	200,000	148,000	0.25%
Sunoco L.P. / Sunoco Finance Corp., 4.88%, 01/15/2023	250,000	246,250	0.42%
WPX Energy, Inc., 5.25%, 09/15/2024	200,000	197,000	0.34%
Total Energy		1,242,793	2.13%

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

Schedule of Investments, (continued)

at June 30, 2020 (Unaudited)

Corporate Bonds, (continued)	Principal Amount	Fair Value	% of Partner's Capital
Financial Services
DAE Funding LLC, 4.50%, 08/01/2022	$260,000	$247,650	0.42%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	485,000	486,213	0.83%
Navient Corp., 5.88%, 03/25/2021	245,000	240,713	0.41%
Navient Corp., 6.63%, 07/26/2021	280,000	274,400	0.47%
Navient Corp., 6.13%, 03/25/2024	600,000	570,000	0.98%
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/2022	260,000	239,200	0.41%
Springleaf Finance Corp., 8.25%, 12/15/2020	225,000	232,425	0.40%
Springleaf Finance Corp., 7.75%, 10/01/2021	200,000	208,090	0.36%
Springleaf Finance Corp., 6.13%, 05/15/2022	250,000	254,595	0.44%
Springleaf Finance Corp., 5.63%, 03/15/2023	170,000	171,915	0.29%
Springleaf Finance Corp., 6.13%, 03/15/2024	220,000	223,575	0.38%
Springleaf Finance Corp., 6.88%, 03/15/2025	200,000	205,188	0.35%
Total Financial Services		3,353,964	5.75%

Healthcare
Acadia Healthcare Co., Inc., 5.13%, 07/01/2022	250,000	250,075	0.43%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	250,000	250,088	0.43%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	205,000	208,624	0.36%
CHS/Community Health Systems, Inc., 6.25%, 03/31/2023	500,000	470,625	0.81%
DaVita, Inc., 5.00%, 05/01/2025	500,000	511,250	0.88%
Encompass Health Corp., 5.13%, 03/15/2023	225,000	226,125	0.39%
HCA, Inc., 5.88%, 05/01/2023	250,000	270,313	0.46%
Tenet Healthcare Corp., 8.13%, 04/01/2022	885,000	929,250	1.59%
Tenet Healthcare Corp., 6.75%, 06/15/2023	300,000	297,750	0.51%
Tenet Healthcare Corp., 4.63%, 07/15/2024	300,000	293,937	0.50%
Tenet Healthcare Corp., 4.63%, 09/01/2024	175,000	171,063	0.29%
Total Healthcare		3,879,100	6.65%

Leisure
Boyd Gaming Corp., 6.00%, 08/15/2026	195,000	182,267	0.31%
Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	225,000	213,048	0.37%
Cinemark USA, Inc., 5.13%, 12/15/2022	330,000	291,225	0.50%
Eldorado Resorts, Inc., 7.00%, 08/01/2023	110,000	113,575	0.19%
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/2026	210,000	209,082	0.36%
MGM Resorts International, 6.00%, 03/15/2023	250,000	252,500	0.43%
Wyndham Destinations, Inc., 4.25%, 03/01/2022	255,000	250,589	0.43%
Wyndham Destinations, Inc., 5.65%, 04/01/2024	246,000	237,390	0.41%
Total Leisure		1,749,676	3.00%

Media
Cablevision Systems Corp., 5.88%, 09/15/2022	388,000	405,460	0.69%
CSC Holdings LLC, 5.38%, 07/15/2023	350,000	354,970	0.61%
CSC Holdings LLC, 5.25%, 06/01/2024	500,000	526,250	0.90%
CSC Holdings LLC, 10.88%, 10/15/2025	375,000	403,125	0.69%
DISH DBS Corp., 6.75%, 06/01/2021	475,000	483,906	0.83%
DISH DBS Corp., 5.00%, 03/15/2023	315,000	314,244	0.54%
DISH DBS Corp., 5.88%, 11/15/2024	466,000	463,670	0.79%
iHeartCommunications, Inc., 8.38%, 05/01/2027	575,000	526,913	0.90%
Meredith Corp., 6.88%, 02/01/2026	725,000	602,845	1.03%
Netflix, Inc., 5.88%, 02/15/2025	500,000	552,500	0.95%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022	425,000	423,496	0.73%
Quad/Graphics, Inc., 7.00%, 05/01/2022	960,000	835,200	1.43%
Sirius XM Radio, Inc., 3.88%, 08/01/2022	425,000	428,234	0.73%
Townsquare Media, Inc., 6.50%, 04/01/2023	355,000	305,300	0.52%
Total Media		6,626,113	11.36%

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

Schedule of Investments, (continued)

at June 30, 2020 (Unaudited)

Corporate Bonds, (continued)	Principal Amount	Fair Value	% of Partner's Capital
Real Estate
CTR Partnership L.P./CareTrust Capital Corp., 5.25%, 06/01/2025	$250,000	$252,500	0.43%
FelCor Lodging L.P., 6.00%, 06/01/2025	200,000	194,000	0.33%
iStar, Inc., 5.25%, 09/15/2022	285,000	276,450	0.47%
iStar, Inc., 4.75%, 10/01/2024	600,000	560,250	0.96%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	470,000	467,650	0.80%
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/2024	228,000	228,570	0.39%
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2023	500,000	466,250	0.80%
SBA Communications Corp., 4.88%, 09/01/2024	750,000	767,813	1.32%
Service Properties Trust, 7.50%, 09/15/2025	25,000	26,338	0.05%
Starwood Property Trust, Inc., 5.00%, 12/15/2021	260,000	252,200	0.43%
Total Real Estate		3,492,021	5.98%

Retail
Albertsons Cos LLC/Safeway Inc/New Albertson's Inc/Albertson's LLC, 6.63%, 06/15.2024	905,000	927,625	1.59%
Albertsons Cos LLC/Safeway Inc/New Albertson's Inc/Albertson's LLC, 5.75%, 03/15/2025	230,000	235,032	0.40%
Brinker International, Inc., 3.88%, 05/15/2023	235,000	217,375	0.37%
Penske Automotive Group, Inc., 5.50%, 05/15/2026	350,000	349,125	0.60%
Sonic Automotive, Inc., 6.13%, 03/15/2027	500,000	495,000	0.85%
Under Armour, Inc., 3.25%, 06/15/2026	300,000	264,810	0.45%
Total Retail		2,488,967	4.27%

Services
ADT Security (The) Corp., 3.50%, 07/15/2022	225,000	223,650	0.38%
ADT Security (The) Corp., 4.13%, 06/15/2023	500,000	501,250	0.86%
Ahern Rentals, Inc., 7.38%, 05/15/2023	430,000	206,400	0.35%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/2023	101,000	83,325	0.14%
Cloud Crane LLC, 10.13%, 08/01/2024	205,000	201,607	0.35%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	855,000	842,252	1.44%
H&E Equipment Services, Inc., 5.63%, 09/01/2025	375,000	378,671	0.65%
Iron Mountain, Inc., 5.75%, 08/15/2024	725,000	731,960	1.25%
MasTec, Inc., 4.88%, 03/15/2023	330,000	327,525	0.56%
Total Services		3,496,640	5.99%

Technology & Electronics
Dell International LLC/EMC Corp., 5.88%, 06/15/2021	212,000	212,064	0.36%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024	400,000	414,375	0.71%
EMC Corp., 3.38%, 06/01/2023	250,000	252,875	0.43%
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings, 10.00%, 11/30/2024	610,000	634,400	1.09%
Nuance Communications, Inc., 5.63%, 12/15/2026	420,000	436,800	0.75%
Qorvo, Inc., 7.00%, 12/01/2025	240,000	247,200	0.42%
Total Technology & Electronics		2,197,714	3.77%

Telecommunications
CenturyLink, Inc., 6.45%, 06/15/2021	680,000	695,436	1.19%
CenturyLink, Inc., 5.80%, 03/15/2022	250,000	256,875	0.44%
CenturyLink, Inc., 7.50%, 04/01/2024	175,000	192,294	0.33%
CenturyLink, Inc., 5.63%, 04/01/2025	200,000	206,800	0.35%
Level 3 Financing, Inc., 5.38%, 08/15/2022	420,000	420,378	0.72%
Level 3 Financing, Inc., 5.63%, 02/01/2023	635,000	635,445	1.09%
Level 3 Financing, Inc., 5.13%, 05/01/2023	250,000	250,000	0.43%
Level 3 Financing, Inc., 5.25%, 03/15/2026	260,000	267,150	0.46%
Qwest Corp., 7.25%, 09/15/2025	150,000	170,164	0.29%
Sprint Communications, Inc., 7.00%, 08/15/2020	230,000	230,932	0.40%
Sprint Communications, Inc., 6.00%, 11/15/2022	380,000	400,797	0.69%

SKY HARBOR SHORT DURATION HIGH YIELD PARTNERS, LP

(A Delaware Limited Partnership)

Schedule of Investments, (continued)

at June 30, 2020 (Unaudited)

Corporate Bonds, (continued)	Principal Amount	Fair Value	% of Partner's Capital
Telecommunications, continued
Sprint Corp., 7.25%, 09/15/2021	$405,000	$424,582	0.73%
Sprint Corp., 7.88%, 09/15/2023	495,000	557,494	0.96%
Sprint Corp., 7.13%, 06/15/2024	200,000	225,828	0.39%
T-Mobile USA, Inc., 6.38%, 03/01/2025	350,000	359,625	0.62%
Total Telecommunications		5,293,800	9.07%

Transportation
Delta Air Lines, Inc., 7.38%, 01/15/2026	250,000	241,850	0.41%
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	1,055,000	1,081,375	1.85%
United Continental Holdings, Inc., 4.25%, 10/01/2022	175,000	148,750	0.25%
United Continental Holdings, Inc., 5.00%, 02/01/2024	250,000	203,438	0.35%
XPO Logistics, Inc., 6.50%, 06/15/2022	291,000	291,364	0.50%
XPO Logistics, Inc., 6.13%, 09/01/2023	140,000	141,750	0.24%
Total Transportation		2,108,526	3.61%

Utility
Calpine Corp., 5.75%, 01/15/2025	115,000	116,126	0.20%
Total United States		47,926,910	82.14%
Total Corporate Bonds (cost $52,182,746)		$50,221,389	86.07%

Term Loans	Principal Amount	Fair Value	% of Partner's Capital
Automotive
Navistar Inc., 3.70%, 11/06/2024	$286,338	$270,470	0.46%

Capital Goods
Bway Corp., 4.56%, 04/03/2024	594,384	532,223	0.91%
Dynasty Acquisition Co, Inc., 3.81%, 04/06/2026	994,988	846,983	1.45%
Total Capital Goods		1,379,206	2.36%

Financial Services
Financial & Risk US Holdings, Inc., 3.43%, 10/01/2025	512,200	499,779	0.86%

Services
Prime Security Services Borrower, LLC, 4.25%, 09/23/2026	843,625	809,357	1.39%

Technology & Electronics
RP Crown Parent LLC, 3.75%, 10/12/2023	736,641	713,621	1.22%

Telecommunications
Dawn Acquisition LLC, 4.06%, 12/31/2025	377,418	341,281	0.58%
Zayo Group Holdings, Inc., 3.18%, 03/09/2027	284,288	269,198	0.46%
Total Telecommunications		610,479	1.05%
Total United States		4,282,912	7.34%
Total Term Loans (cost $4,615,390)		$4,282,912	7.34%
Total Investments in Securities (cost $56,798,136)		$54,504,301	93.41%

Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

	Leading market positions in well-established industries.

	High rates of return on funds employed.

	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix B
PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

SKY Harbor Capital Management, LLC (“SKY Harbor”)

Proxy Voting Policies and Procedures

1.	General

Rule 206(4)-6, promulgated under the Investment Advisers Act of 1940 as amended (the “Advisers Act”), imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. Under the Advisers Act, an adviser is a fiduciary that owes each of its clients the duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. To satisfy its duty of loyalty, the adviser must cast the proxy votes in a manner consistent with the best interest of its client and must not subrogate client interests to its own.

Because SKY Harbor primarily invests in debt securities issued by US corporations, the Firm does not normally receive many proxy proposals with respect to most of its client accounts. On occasion as holders of debt securities on behalf of its clients, SKY Harbor may be asked to vote on a corporate restructuring plan. Those requests are generally treated as corporate actions rather than proxy voting.

However, to the extent that SKY Harbor has investment discretion to hold equity securities on behalf of a client account, it can be expected to receive proxy voting forms in the ordinary course of business. These policies and procedures are designed to reasonably ensure that SKY Harbor votes proxies in the best interest of those client accounts where SKY Harbor has explicit or implicit proxy voting authority.

2.	Proxy Guidelines

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When SKY Harbor has discretion to vote the proxies of its clients, it shall vote those proxies in the best interest of its clients and in accordance with these policies and procedures. SKY Harbor’s portfolio managers in conjunction with our Chief Compliance Officer (“CCO”) and Chief Administrative Officer have the ultimate responsibility for the implementation and monitoring of our proxy voting policy and procedures including resolving conflicts of interest, recordkeeping and disclosure. As a matter of policy, SKY Harbor principals, officers and employees will not be influenced by outside sources whose interests conflict with the interests of its clients.

In addition, unless prior approval is obtained from SKY Harbor’s CCO, the following guidelines apply:

(a) All communications regarding proxy voting issues or corporate actions between companies or their agents, or with fellow shareholders, are to be for the sole purpose of expressing SKY Harbor’s concerns for its clients’ interests.

(b) SKY Harbor, except as generally described below, will not announce its specific voting intentions and reasons thereof.

(c) SKY Harbor will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

SKY Harbor shall process proxies and maintain proxy voting records pursuant to SEC rules and regulations, and attempt whenever reasonably practical to process every vote it receives for all proxies. In accordance with SEC guidelines, however, SKY Harbor’s duty of care to monitor corporate events and to vote proxies does not mean that SKY Harbor must exercise every opportunity to vote a proxy on behalf of its clients. There may be situations in which SKY Harbor will not vote proxies. For example:

• Clients may agree that SKY Harbor will abstain from voting any proxies, whether or not the client chooses to vote them, or the client may agree that SKY Harbor will focus resources only on particular types of proposals based on the client’s preference.

• If in its judgment the cost of voting a proxy outweighs the benefit of voting, SKY Harbor may refrain from processing that vote.

• SKY Harbor may not have sufficient time to process the vote. For example, through no fault of its own, SKY Harbor may receive a meeting notice from the issuer too late for processing all relevant materials.

• If SKY Harbor has pending sell orders or intends to sell, SKY Harbor may choose not to vote the proxies for those meetings in order to facilitate the sale of those securities. Although SKY Harbor may hold shares on an issuer’s record date, should a decision to sell the shares before the issuer’s scheduled meeting date is made, SKY Harbor may ultimately decide not to vote those shares.

• Generally, SKY Harbor will decline to vote proxies on foreign securities (to the extent we invest in any) that are subject to share blocking restrictions.

If a SKY Harbor portfolio manager determines that the interests of clients are best served by departing from voting management recommendations, approval must be obtained by the CCO or designee. SKY Harbor will comply with the Conflicts of Interest section of this policy set forth below.

In the absence of specific voting instructions from the client, SKY Harbor shall vote proxies in the best interest of each client account holding the affected securities, even where such voting may result in different voting results for the proxies of the same issuer arising from differing client interests. SKY Harbor believes that voting proxies in accordance with the guidelines set forth herein are in the best interest of its clients.

SKY Harbor shall generally vote in favor of routine corporate housekeeping proposals, including election of directors (absent material corporate governance issues), selection of auditors, and increases in or reclassification of common stock.

For other proposals, SKY Harbor shall determine whether a proposal is in the best interest of its client and take into account factors including but not limited to the following:

(i) Whether the proposal is recommended by management in light of SKY Harbor’s opinion of the quality of the incumbent management;

(ii) Whether the proposal acts to entrench existing management or conversely to protect competent management against inappropriate outside influence;

(iii) Whether the proposal fairly compensates management for past or future performance; and

(iv) Whether the proposal is consistent with industry standards and corporate governance best practices.

3.	Proxy Procedures

All proxies received by SKY Harbor are forwarded to the Corporate Actions Team (which includes the Chief Administrative Officer). The Corporate Actions Team upon receipt of proxy voting forms shall:

1) Keep a record of each proxy received;

2) Forward the proxy to the appropriate Portfolio Manager;

3) Determine what account(s) managed by SKY Harbor hold the corresponding securities;

4) Provide the Portfolio Manager with a list of accounts that hold the subject securities, together with the number of votes each account controls (reconciling any duplications), and the date by which SKY Harbor must vote the proxy to allow enough time for the completed proxy form to be returned before the vote takes place; and

5) Absent material conflicts (see Section 4 below), the Portfolio Manager shall determine how SKY Harbor will vote the proxy. The Portfolio Manager shall communicate its decision confirmed in writing (by email) to the Operations Team and the designated member of the Operations Team under the supervision of the Chief Administrative Officer shall submit the completed proxy in a timely and appropriate manner in accordance with the accompanying instructions to the proxy form and comply with the SKY Harbor record-keeping procedures set forth herein.

4.	Conflicts of Interest

SKY Harbor shall endeavor to identify any conflicts that exist between it and its clients by reviewing whether any relationship exists between SKY Harbor and the issuer of each security to determine whether SKY Harbor or any of its principals, officers, employees or affiliates have any financial, business, family, or personal relationship with the issuer that may impair SKY Harbor’s ability to vote the proxy in the best interest of the client.

If a material conflict of interest exists, SKY Harbor in consultation with its CCO shall determine whether voting in accordance with voting guidelines and factors set forth herein serves the best interests of the client. SKY Harbor shall also determine whether it is appropriate under the circumstances to disclose the conflict, and subject to applicable law or contractual provisions in the Investment Management Agreement, give the client the opportunity to vote their proxies themselves, or to address the voting issue through other means.

5.	Recordkeeping

In accordance with Advisers Act Rule 204-2, as amended, SKY Harbor shall retain for a period of no less than five years (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) records of client written requests for proxy voting information and any written response from SKY Harbor (to either a written or oral request) and (v) any documents prepared by SKY Harbor that were material to making a decision how to vote, or that memorialized the basis for the decision.

All client requests for information regarding proxy votes, or policies and procedures received by any employee should be forwarded to the Chief Compliance Officer. Clients may contact the Chief Compliance Officer by e-mail at geng@skyhcm.com or by telephone at (203) 769-8800 to obtain information on how SKY Harbor voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the CCO or Chief Administrative Officer shall prepare a written response to the client that discloses, with respect to each vote proxy in which the client has inquired, the (i) name of the issuer (ii) proposal voted upon and (iii) vote.

6.	Duty to Oversee Proxy Advisory Firms Retained by SKY Harbor

In the event that SKY Harbor decides to retain a third party proxy advisory firm to assist it in voting and record-keeping of proxies, SKY Harbor shall conduct due diligence beforehand by soliciting information from industry sources, soliciting competitive proposals, or by reviewing publicly available information. SKY Harbor shall only retain a third party proxy advisory firm when SKY Harbor is reasonably satisfied that such a third party proxy advisory firm has the capacity and competency to provide SKY Harbor with proxy advisory services necessary and sufficient for SKY Harbor to discharge its fiduciary duty in voting proxies in accordance with SEC rules and regulations.